SOFTWARE LICENSE AND HOSTING SERVICES AGREEMENT

THIS SOFTWARE LICENSE AND HOSTING SERVICES AGREEMENT, including the exhibits (“Agreement”), effective as of November 19, 2013 (“Effective Date”), is hereby made by and between Cisco Systems, Inc., a California corporation, having principal offices at 170 West Tasman Drive, San Jose, California 95134-1706 (“Cisco”, which term shall also include its Affiliates) and Covisint Corporation, a Michigan corporation, having principal offices at One Campus Martius, Detroit, Michigan 48226 (“Licensor”).

This Agreement has the following exhibits which are hereby incorporated into this Agreement by this reference:

EXHIBIT A    SOFTWARE AND FEES
EXHIBIT B    SOFTWARE SPECIFICATIONS
EXHIBIT C    END USER DOCUMENTATION
EXHIBIT D    TRADEMARKS AND TRADEMARK USAGE GUIDELINES
EXHIBIT E    LICENSOR SOFTWARE SUPPORT
EXHIBIT F    ESCROW AGREEMENT
EXHIBIT G    OPEN SOURCE GUIDELINES FOR CISCO SUPPLIERS
EXHIBIT H    HOSTING SERVICES EXHIBIT

RECITALS

A.	Licensor licenses certain Software as set forth in Exhibit A and provides certain Hosting Services as described in Exhibit H.

B.	The parties desire that Licensor provide Hosting Services and license such Software to Cisco.

NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows:

1.	DEFINITIONS.

1.1 “Affiliate” means any corporation, firm, partnership, or other entity, whether de jure or de facto, that directly or indirectly owns, is owned by, or is under common ownership with Cisco Systems, Inc. to the extent of at least fifty (50%) percent of the equity having the power to vote on or direct the affairs of the entity, and any person, firm, partnership, corporation, or other entity actually controlled by, controlling, or under common control with Cisco Systems, Inc.

1.2. “Catalog SSO Application” means an SSO Application which Covisint has integrated into the Covisint Cloud Identity Services prior to the execution of a contract or order for such SSO Application with a Cisco Customer.

1.3. “Cisco Applications” means the Cisco applications authorized in writing by Cisco

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to be hosted by Licensor as part of the Hosting Services, including any third party Intellectual Property contained therein and any Cisco Intellectual Property contained therein.

1.4. “Cisco Customer” shall have the meaning set forth in Exhibit H.

1.5. “Contamination” means that proprietary technology has become subject to the terms of an Open Source License under which downstream recipients or other third parties may claim the right to (i) copy, create derivative works of, or redistribute the proprietary technology, or (ii) receive source code to the proprietary technology.

1.6. “Documentation” means any Specifications, technical manuals and other materials provided by Licensor with the Software and/or the Hosting Services.

1.7. “End User” means an individual authorized by Cisco or Cisco Customer to use the Hosting Services.

1.8. “End User Documentation” means the specific End User Documentation created by Licensor as defined in and compliant with Exhibit C and Section 8.1.

1.9. “Error” means any error, defect, “bug” or problem in the Software that results in: (i) any failure or malfunction of the Software; or (ii) the Software’s failure to conform to the Specifications or any current Documentation published by Licensor for the Software.

1.10. “Harmful Code” means any software or other materials that are intentionally designed to (i) disrupt, disable, harm, or impede operation, or (ii) impair operation based on the lapse of time, including but not limited to viruses, worms, time bombs, time locks, drop-dead devices, access codes, security keys, back doors, or trap door devices.

1.11. “Hosting Services” means a shared, web-based, hosted service provided by Covisint under this Agreement, including, without limitation, the Covisint Cloud Identity Services, the Covisint Cloud Portal Services, and any other hosting services described in a mutually acceptable SOW.

1.12. “Covisint Cloud Identity Services” means the hosted Licensor service for all identity related services including but not limited to End User registration, authentication, provisioning, management, auditing, reporting, identity synchronization and the set of functions related to creating, administering and managing identity providers, service providers, service packages, applications and organizations.

1.13. “Cloud Portal Services” or “Covisint Portal” means the hosted Licensor on-line gateway.

1.14. “Intellectual Property” means any and all tangible and intangible: (i) rights associated with works of authorship throughout the world, including but not limited to copyrights, neighboring rights, moral rights, and mask works, and all derivative works thereof; (ii) trademark and trade name rights and similar rights; (iii) trade secret rights, (iv) patents, designs, algorithms and other industrial property rights; (v) intellectual and industrial property rights (of every kind and nature throughout the world and however designated) whether arising by operation of law, contract, license, or otherwise, not otherwise described in Section 1.14 (i), (ii), (iii), (iv) or (vi); and (vi)

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registrations, initial applications, renewals, extensions, continuations, divisions or reissues thereof now or hereafter in force (including any rights in any of the foregoing).

1.15. “Object Code” means the Software in executable binary form.

1.16. “OEM” means original equipment manufacturer.

1.17. “OEM Software” shall mean the OEM Software identified in Exhibit A.

1.18. “Open Source License” means a software license under which Source Code is made available under terms that allow any licensee to copy, create derivative works and distribute the software without any fee or cost.

1.19. “Open Source Technology” means any technology provided by Licensor that is or becomes subject to the terms of an Open Source License.

1.20. “Party” means Cisco and Licensor.

1.21. “Resellers” means Cisco resellers, distributors, VARs, systems integrators, and OEMs.

1.22. “Software” means all Licensor software products described in Exhibit A, as each may be amended from time to time in accordance with the terms hereof, and shall include copies of software provided on disks or other media or provided electronically, Documentation, packaging and any Updates and Upgrades, and all Intellectual Property embodied therein.

1.23. “Source Code” means a fully documented human-readable source code form of the Software, including programmer’s notes and materials and Documentation, sufficient to allow a reasonably skilled programmer to understand the design, logic, structure, functionality, operation and features and to use, operate, maintain, modify, support and diagnose Errors.

1.24. “SOW” shall have the meaning set forth in Exhibit H.

1.25. “Specifications” means the technical and other specifications for the Software as set forth in Exhibit B.

1.26. "Single Sign-on Application" or "SSO Application" shall mean a third party or Cisco or Cisco Customer application integrated into the Covisint Portal based on the Covisint supported protocols (SAML 1.1, SAML 2.0, OAuth 2.0 or WSFed) such that the End User will have access to the application without having to provide an End User ID and password to access the SSO Application.

1.27. “Updates” means a patch, correction, or other modification or addition to the Software that Licensor makes generally available to its licensees for maintenance fixes, Error corrections, and minor improvements to the Software, including, but not limited to, fixes, patches, updates and releases to address any security vulnerabilities. All Updates shall be backward compatible with prior releases of the applicable Software. Updates do not include any significant enhancements, new features or functionalities which represent Upgrades. Updates are commonly indicated by a change in the numeric identifier in the digit(s) to the right of the decimal point (e.g., a change from version 3.1 to 3.2).

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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “***”.  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT.

1.28. “Upgrades” means a release of the Software containing significant enhancements, new features or functionalities that Licensor makes generally available to its licensees. Upgrades are commonly indicated by a change in the numeric identifier in the digit(s) to the left of the decimal point (e.g., a change from version 3.0 to 4.0).

1.29. “VAR” means value-added reseller.

2.	MASTER SOFTWARE AGREEMENT.

2.1 Master Software Agreement. Licensor hereby licenses to Cisco the Software, which shall be provided by Licensor in conformance with the Specifications. Cisco shall have the right to license any other software products of Licensor when and if such are generally made available by Licensor to its other licensees, which, upon mutual agreement by the parties as to the price or royalties and delivery schedules for the same, shall be considered Software and subject to the terms and conditions of this Agreement. Licensor shall keep Cisco informed of any new software products of Licensor.

2.2. Updates and Upgrades. Licensor shall keep Cisco informed of all Updates and Upgrades. Licensor shall make such items available to Cisco no later than the date Licensor releases such items to any of its other licensees and at no additional charge, unless otherwise expressly provided in this Agreement.

2.3 Supplier Business Reviews. At Cisco’s request, Supplier Business Reviews (“SBR”) may be held to accomplish the following objectives: (i) to review support standards and support fees for subsequent periods; (ii) to review performance of the Hosting Services; (iii) to provide general business updates; (iv) to identify process improvement opportunities; (v) to review quality assurance issues; (vi) to review customer satisfaction issues; (vii) to review Licensor’s software roadmap; and (viii) to address any other issues raised with reasonable advance notice by either Party. Each Party shall provide any information that is reasonably requested by the other Party at such SBR and work with the other Party to resolve any issues identified at such SBR within a reasonable amount of time. The location and/or meeting method will be mutually agreed upon by the parties and will be attended by such personnel as are appropriate.

3.	OWNERSHIP; GRANT OF RIGHTS.

3.1 Ownership. Licensor shall retain all right, title, and interest in the Software. Cisco shall have no ownership interest therein.

3.2 License Grant to Software.

3.2.1. Licensor hereby grants to Cisco and its Resellers a non‑exclusive, irrevocable (except in the event of a material breach of Section 3.6 which remains uncured ninety (90) days after written notice is received by Cisco), transferable, fee based, worldwide license to use the Software in connection with the Hosting Services directly or indirectly to Cisco End Users for the term of this Agreement.
3.2.2. If any Licensor Software is required to be distributed to a Cisco End User for the operation of the Hosting Service, Licensor hereby grants to Cisco a non‑exclusive,

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irrevocable (except in the event of a material breach of Section 3.6 which remains uncured ninety (90) days after written notice is received by Cisco), transferable, fee based, worldwide license to distribute the Software for use with the Hosting Service, through multiple tiers of distribution by Resellers to Cisco End Users or directly to Cisco End Users, for the term of this Agreement.
3.2.3. Cisco will obtain agreements with Resellers that contain terms which are substantially similar to the terms of this Agreement with respect to the protection of the Software and Confidential Information.

3.2.4    To the extent that a Cisco End User has received a copy of the Software under this Section 3.2, Cisco will obtain, or will require its Resellers to obtain, an end user license (or other applicable) agreement with each copy of the Software distributed to a Cisco End User. Such agreement shall specify that the Cisco deliverable provided thereunder includes trade secrets of Cisco and its suppliers. Cisco shall notify Licensor promptly of any known breach of the license agreement and will use highest commercially reasonable efforts to enforce violations of such license agreement related to the Software in a similar manner that Cisco enforces violations of its own intellectual property.

3.3 License Grant to Documentation. Licensor hereby grants to Cisco a nonexclusive, worldwide license to use, reproduce and modify the Documentation (as provided by Licensor) for training and support purposes and to design (including by adding Cisco logos and trademarks), develop and distribute End User Documentation for use with Hosting Services. Licensor shall have no liability for any modifications created by Cisco.

3.4 Cisco Property.

3.4.1. Before and during the term of this Agreement, Cisco may provide equipment, designs, materials, software and other property of Cisco, including any and all pre-existing technology of Cisco (collectively “Cisco Property”) to Licensor for its use in fulfilling its obligations hereunder. All Cisco Property furnished to Licensor by Cisco or paid for by Cisco in connection with this Agreement shall: (i) be clearly marked or tagged as the property of Cisco; (ii) be and remain personal property; (iii) be subject to inspection by Cisco at any time; (iv) be used only to provide Software to Cisco and Cisco's authorized subcontractors, if any; (v) be kept free of liens and encumbrances; (vi) be kept separate from other materials, tools, or property of or held by Licensor; and (vii) not be modified in any manner by Licensor.

3.4.2. Cisco shall retain all right, title and interest in the Cisco Property, and Licensor shall treat and maintain the Cisco Property with the same degree of care as Licensor uses with respect to its own valuable property, but in no event with less than a reasonable degree of care for property of a similar kind and importance. Licensor shall bear all risk of loss or damage to Cisco Property until it is returned to Cisco. Upon Cisco's request, Licensor shall deliver all Cisco Property to Cisco in good condition, normal wear and tear excepted and, except for freight costs, without cost to Cisco. The parties shall determine the manner and procedure for returning the Cisco Property and Cisco shall pay the corresponding freight costs. Licensor waives any legal or equitable right it may have to withhold Cisco Property,

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and Licensor shall execute all documents or instruments evidencing Cisco's ownership of the Cisco Property as Cisco may from time to time request.

3.5 Licensor-Provided Hosting Services. In addition to the license rights provided in this Section, Licensor shall provide Hosting Services subject to the terms of Exhibit H.

3.6 Restrictions on Use. Except as authorized by Licensor in this Agreement, an amendment to this Agreement, a SOW or otherwise in another agreement between the parties, Cisco agrees that it shall not, nor shall it authorize others to:

(a)    use the Software, Hosting Software and Hosting Services other than in accordance with the terms of the Agreement and the documentation accompanying any such Software or Hosting Services;
(b)    reverse engineer, decompile or disassemble or otherwise attempt to discover the source code of the Software or Hosting Software;
(c)    grant any rights in, transfer, time-share or otherwise assign to any third party any of the Hosting Services, Software, the Hosting Software or any of Cisco’s rights in licenses thereto, or use any of the Hosting Services or the Hosting Software to operate a time sharing service, service bureau or perform services for third parties; and/or
(d)     create any derivative works based on any of the Intellectual Property included in the Hosting Services, Software or any other Confidential Information of Licensor.

3.7 Audit Rights. Cisco shall maintain for a period of two (2) years after the end of the Cisco fiscal year to which they pertain, financial books and records pertaining to the Software provided by Licensor to Cisco to the extent necessary to calculate Cisco’s financial obligations under this Agreement. Upon reasonable prior notice, Licensor will have the right, exercisable not more than once every twelve (12) months (unless a significant discrepancy is discovered in amounts owed by Cisco, in which case Licensor may audit Cisco twice every twelve (12) months), to appoint an independent accounting firm or other agent reasonably acceptable to Cisco, at Licensor's expense, to examine such books and records directly pertaining to Cisco’s financial obligations under this Agreement. Such audit shall be for the sole purpose of verifying amounts which may be owed by Cisco under this Agreement. The audit shall not cover any period earlier than two (2) years from the date of the audit request from Licensor. The audit shall be conducted during Cisco's normal business hours and subject to execution of Cisco's standard confidentiality agreement by the accounting firm or agent; provided, however, that execution of such agreement will not preclude such firm from reporting its results to Licensor. In the event such audit discloses an underpayment or overpayment of royalties due hereunder, the appropriate party will promptly remit the amounts due to the other party. Licensor retains the right to seek any other available remedies resulting from errors or overcharges identified by the audit.

4.	FEES AND PAYMENT; TAXES.

4.1 Fees and Payment.

4.1.1. Subject to the terms and conditions of this Agreement, Cisco will pay Licensor the license fees as specified in Exhibit A.

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4.1.2. Cisco will not be required to pay a fee or royalty in connection with the following purposes:

(a)	Cisco's internal use (e.g. labs, test beds, interoperability testing, customer and product support related purposes);

(b)	Cisco’s demonstration for training and marketing purposes; and

(c)
Cisco’s distribution to and external use by its partners, Resellers, trainers, and Customers for interoperability testing, demonstrations, evaluations, beta test, field trials, prototype labs, marketing, training, support, or non-production environment related purposes.

4.1.3. Licensor shall be obligated to pay all fees and royalties for third party proprietary rights and technologies that are necessary for Cisco to exercise the licenses and rights in and to the Software and Hosting Services granted to Cisco by Licensor under this Agreement.

4.2 Taxes.

4.2.1. Each Party shall bear any and all taxes it incurs as a direct or indirect result of entering into this Agreement, unless the parties have agreed otherwise.

4.2.2. If sales/use tax, VAT, GST, or similar indirect tax (collectively the “Applicable Tax”) is payable as a consequence of any supply made or deemed to be made in connection with this Agreement, Cisco shall pay to Licensor the Applicable Tax amount upon receiving a tax invoice complying with any legislation under which the Applicable Tax is imposed. Any Applicable Tax shall appear as separate additional items on the invoice from Licensor.

4.2.3. Cisco may withhold from payment to Licensor under this Agreement any income taxes required to be withheld by Cisco under the applicable laws of the United States or any other country. Such amount shall be paid to the appropriate taxing authorities and, if requested, Cisco shall provide Licensor with copies of official receipts issued by said taxing authority or such other evidence as is reasonably available to establish that such taxes have been paid.

5.	SOFTWARE DELIVERY.

Licensor has provided the Software described in Exhibit A to Cisco; for subsequent deliveries hereunder, all software shall be provided in an electronic format specified by Cisco within ten (10) business days of first commercial availability.

6.	CHANGES AND INTEROPERABILITY TESTING.

6.1. Licensor’s Changes. Licensor shall provide Cisco with ninety (90) days' written notice of any intended significant changes to be made by Licensor in the function, revision level, design or appearance of any Software, any Specifications for any Software, or the Hosting Services.

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6.2. Cisco's Change Request. When a design change is requested by Cisco, Cisco shall provide Licensor with written notice of the details of such change and proposed effective date. Within five (5) days of receipt of such notice, Licensor shall advise Cisco in writing, on a preliminary basis, as to the time frame, costs and pricing for implementation of such change.

6.3 Interoperability Testing. Licensor shall perform such tests and provide Cisco with the test results in accordance with the interoperability testing guidelines addressed in the Interoperability Testing Agreement between the parties dated September 9, 2013 (the “Interoperability Testing Agreement”).

7.	OPEN SOURCE TECHNOLOGY.

7.1 Open Source Licenses. Licensor will comply with the terms of all Open Source Licenses governing the Software.

7.2 Guidelines. Licensor will comply with Cisco’s Open Source Guidelines for Suppliers (the “Guidelines,” attached as Exhibit G) for the Software. Licensor will cooperate with Cisco to help it understand all information provided under the Guidelines and ensure that it is in the correct format.

7.3 Updates. Licensor will update all information and technology provided under Section 7.2. Updated information and technology will be provided to Cisco promptly, but in no event later than thirty (30) days after the event that necessitated the update.

7.4 Request for Source Code. If, as a result of an express obligation under an Open Source License, Cisco receives a request from a third party to provide Source Code for all or a portion of the Software (the “Request”), and the Source Code requested has not already been provided by Licensor to Cisco under Section 7.2, then Cisco shall notify Licensor and refer the requestor to Licensor.

7.4.1. If Licensor is obligated to provide all or part of the requested Source Code to Cisco under Section 7.2 or any other provision of this Agreement, and has failed to do so, Licensor shall provide such code within five (5) business days of notification.

7.4.2. If the requested Source Code is not subject to release under Section 7.4.1 and the Request is not resolved within five (5) business days of notification, Licensor shall meet with Cisco to discuss how it plans to respond to the Request. If the Request is not resolved within thirty (30) days of notification or as otherwise agreed by the parties, then Cisco may disclose any information (including portions of this Agreement and any Source Code in its possession) reasonably necessary to respond to the Request and to any related public allegations regarding Cisco’s open source compliance:

7.4.3. If the license under which the Request is made provides for suspension or termination of license rights within a specified time period following notification of breach, then, unless otherwise agreed by Cisco, the 30-day period referred to in Section 7.4.2 above shall be shortened to require resolution at least five (5) business days prior to such suspension or termination.

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7.5. Reimbursement for Non-compliance. All costs reasonably incurred by Cisco under this Section 7 shall be treated as direct damages and shall not be subject to the waivers and limitations of Section 14.

8.	END USER DOCUMENTATION; TRADEMARKS AND MARKETING EFFORTS.

8.1. Documentation. Licensor shall deliver End User Documentation complying with the terms and conditions set forth in Exhibit C.

8.2. Licensor’s Trademarks. During the term of this Agreement and as mutually agreed by the Parties, Licensor hereby grants to Cisco a nonexclusive, nontransferable license to use the Licensor trademarks, trade names, logos and/or slogans listed in Exhibit D (the “Trademarks”), as updated by Licensor and agreed to in writing by Cisco from time to time, in connection with the sale and license of the Software and the provision of the Hosting Services. Should Cisco elect to use such Trademarks, Cisco shall use the Trademarks in accordance with Licensor's trademark usage guidelines specified in Exhibit D. If any of Licensor's Trademarks are to be used in conjunction with Cisco's or another Party's trademarks, on, or in relation to, the Software or the Hosting Services, then Licensor's Trademarks shall be presented legibly, but nevertheless separated from the other, so that each appears to be a trademark in its own right, distinct from the other mark.

8.3. Cisco’s Marks. Unless otherwise set forth in an agreement between the Parties regarding Cisco’s use of Cisco Marks being used on the Software and Hosted Services, in connection with its rights hereunder, Cisco may use its name and any of its trademarks, trade names, logos and/or slogans or those of any third party in connection with the license, sublicense, marketing or distribution of the Software and any End User documentation (created by Cisco or by Licensor for Cisco), or sales literature used with the Software, or the provision of Hosting Services. Cisco shall further have the right to remove all copyright, trademark and proprietary notices from such materials and any flash or computer screens.

8.4. Marketing Efforts. The Parties agree to the following marketing and public relations activities during the term of the Agreement:

8.4.1	Provision by Cisco of testimonials that Licensor may publish in Licensor marketing materials and share with Licensor customers and prospects, subject to Cisco’s edits and written approval;

8.4.2
Provision by Cisco of Cisco Customer testimonials that Licensor may publish in Licensor marketing materials as well as share with Licensor customers and prospects, subject to Cisco’s edits and written approval, and the edits, written approval and consent of Cisco Customers;

8.4.3
At least once annually, Cisco will attend and co-present at Licensor-sponsored webinar and/or industry tradeshow (such as the “Healthcare Information and Management System Society” or “HIMSS” and “America’s Health Insurance Plans” or “AHIP” conferences.)

9.	SUPPORT.

Licensor shall provide the support services described in Exhibit E on the terms and conditions set forth therein. Licensor has additional support obligations regarding Hosting Services, as set forth in Exhibit H.

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10.	SOFTWARE ESCROW.

The parties shall enter into the Escrow Agreement for the Software and the Hosting Services in substantially the form attached as Exhibit F (the “Escrow Agreement”). The Escrow Agreement shall be submitted for the approval of the Escrow Agent, NCC Group, and the parties shall use good faith efforts to have the Escrow Agreement executed within thirty (30) days of the Effective Date.

11.	REPRESENTATIONS AND WARRANTIES.

11.1 Representations and Warranties of Licensor. Licensor hereby represents and warrants that:

11.1.1. (i) it has good and clear title to the Software, free and clear of all liens and encumbrances; (ii) all materials and services provided by Licensor hereunder including, without limitation, the Software (excluding any Cisco Intellectual Property and Cisco Applications) are either owned or properly licensed by Licensor or are in the public domain and the use, manufacture, license, copying or distribution thereof by Cisco, its representatives, Resellers and End Users does not and will not infringe any proprietary rights of any third party; (iii) as of the Effective Date of this Agreement, Licensor has not received any notice of actual or threatened claim(s) from a third party alleging that any of the Licensor property infringes any proprietary rights of such third party; and (iv) Licensor has the full power to enter into this Agreement, to carry out its obligations under this Agreement and to grant the rights and licenses granted to Cisco in this Agreement.

11.1.2. The Software will (i) perform in accordance with the Specifications and related Documentation provided by Licensor (and will achieve any function described therein), and (ii) be free from defects in materials, workmanship and design. Licensor will promptly correct or replace (at its option, with input from Cisco) any defective Software.

11.1.3. The Software: (i) has been obtained, developed and provided to Cisco in compliance with all applicable Open Source Licenses; and (ii) as delivered under this Agreement, shall be free from Contamination and, when distributed in accordance with the licenses granted herein, shall not result in the Contamination of Cisco or third-party proprietary technology;

11.1.4. EXCEPT AS SET FORTH IN THIS SECTION 11.1 AND IN EXHIBIT H, NO OTHER WARRANTIES ARE EXPRESSED OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

11.2. Representations and Warranties of Cisco. Cisco hereby warrants and represents to Licensor that:
11.2.1 (i) it has good and clear title to the Cisco Applications free and clear of all liens and encumbrances; (ii) the Cisco Applications are either owned or properly licensed by Cisco or are in the public domain and the license by Cisco for Licensor to host such Cisco Applications within Hosting Services in accordance with this Agreement and will not infringe any proprietary rights of any third party; (iii) as of the Effective Date of this Agreement, Cisco has not received any notice of actual or threatened claim(s) from a third party alleging that any of the Cisco Applications infringes any proprietary rights of such

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third party; and (iv) Cisco has the full power to enter into this Agreement, to carry out its obligations under this Agreement and to grant the rights and licenses in the Cisco Applications to Licensor under this Agreement.

11.2.2. The Cisco Applications: (i) have been obtained, developed and provided to Licensor for Hosting Services in compliance with all applicable Open Source Licenses; and (ii) when provided to Licensor for Hosting Services, shall not result in the Contamination of Licensor or third-party proprietary technology.

11.2.3. NO OTHER WARRANTIES ARE EXPRESSED OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

12.	INDEMNIFICATION.

12.1 Indemnification by Licensor. Licensor will indemnify, defend, and hold harmless each of Cisco and its officers, directors, employees, successors and assigns (collectively, the “Indemnified Parties”) from and against all claims, suits, demands and actions brought by a third party against the Indemnified Parties or tendered to the Indemnified Parties for defense and/or indemnification (collectively “Claims”), and for all resulting damages, losses, costs, and liabilities (including reasonable attorney and professional fees) (collectively “Losses”) that result or arise from Claims which: (i) allege that the Licensor Intellectual Property, the Software, or any part thereof, or its manufacture, use, import, support, sale or distribution infringe, misappropriate, or violate any Intellectual Property rights of any third party; (ii) allege that the Hosting Services (excluding any Cisco Intellectual Property and Cisco Applications), as provided in accordance with this Agreement, infringe, misappropriate, or violate any Intellectual Property rights of any third party; (iii) allege that the Software and/or the Hosting Services (excluding any Cisco Intellectual Property and Cisco Applications have caused personal injury or damage to tangible property; or (iv) allege any material breach of license governing Open Source Technology or Contamination resulting from the Open Source Technology; (v) result from Licensor’s indemnification obligations under Section 8.11 of Exhibit H. In addition to the above, Licensor will pay all amounts agreed to in a monetary settlement of the Claims and all Losses to the extent they result or arise from the Claims.

12.2 Terms of Defense and Indemnification. Cisco will promptly notify Licensor, in writing, of any Claim for which Cisco believes that it is entitled to indemnification (provided that Cisco’s failure to provide such notice or to provide it promptly will relieve Licensor of its indemnification obligations only if and to the extent that such failure prejudices Licensor’s ability to defend the Claims). Cisco may employ counsel at its own expense to assist it with respect to any such Claim; provided, however, that if such counsel is necessary because of a conflict of interest of either Licensor or its counsel or because Licensor does not assume control, Licensor will bear the expense of such counsel. Cisco shall have no authority to settle any claim on behalf of Licensor. Notwithstanding anything else in this Section 12, if the Claim is one of multiple claims in a lawsuit against Cisco and/or its Affiliates, some of which claims may not be subject to the indemnity obligation under this Section 12, Cisco may, at its sole discretion, elect to solely control the defense, settlement, adjustment or compromise of the Claim, in which event: (a) Licensor agrees to cooperate with Cisco’s sole control and provide any assistance as may be reasonably necessary

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for the defense, settlement, adjustment or compromise of any such controversy or proceedings, and (b) Licensor shall not be relieved of its indemnification and hold harmless obligations under this Section 12, and Licensor shall remain responsible for its proportionate share of the Losses relating to the Claim and attributable to Licensor.

12.3 Licensor's Efforts. In addition to Licensor’s obligations under this Section 12, if the manufacture, use, import, service, support, or distribution of the Software, or the provision of Hosting Services (excluding any Cisco Intellectual Property and Cisco Applications) is enjoined or becomes the subject of a Claim of infringement, Licensor shall, at its sole expense, obtain such licenses, or make such replacements or modifications, as are necessary to continue the manufacture, use, import, service, support, or distribution of the Software and the provision of the Hosting Services (excluding any Cisco Intellectual Property and Cisco Applications) without infringement and in compliance with the Specifications. If Licensor is unable to achieve either of the foregoing within thirty (30) days (or such longer period as determined by Cisco in good faith) after the holding of infringement or the entry of the injunction, as applicable, Licensor shall promptly refund to Cisco: (i) the license fees or royalties paid for any Software, the manufacture, use, import, service, support or distribution of which is legally prohibited; or (ii) the amounts paid by Cisco or End Users for the Hosting Services (excluding any Cisco Intellectual Property and Cisco Applications), the provision of which is legally prohibited.

12.4 Exceptions to Licensor’s Indemnity. Licensor shall have no obligation under Section 12.1 through 12.3 to the extent any claim of infringement is caused by: (i) use of the Software or Covisint Intellectual Property in combination with any other third party product not provided by Licensor or combinations that may not be reasonably anticipated by Licensor if the infringement would not have occurred but for such combination (except to the extent (a) where the sale or use of the Software or Covisint Intellectual Property would constitute contributory or induced infringement by Licensor; (b) the combination is pursuant to Licensor’s written information or instructions applicable to the Software or Covisint Intellectual Property; or (c) there is no commercially reasonable non-infringing use for the Software or Covisint Intellectual Property other than in such combination); (ii) any material alteration or modification of the Software or Covisint Intellectual Property which Licensor did not authorize or later incorporate in Licensor’s generally available version of any Licensor product, if the infringement would not have occurred but for such material alteration or modification (the parties agree that integration or incorporation of the Software or Covisint Intellectual Property into a Cisco Product in connection with Hosting Services (excluding any Cisco Intellectual Property and Cisco Applications) shall be deemed an authorized alteration or modification of the Software or Covisint Intellectual Property); (iii) Licensor’s compliance with Cisco’s detailed written design specifications unique to Cisco’s needs, if the infringement would not have occurred but for Licensor’s implementation of such specifications and no non-infringing implementation was possible; or (iv) Software or Covisint Intellectual Property distributed by Cisco beyond a reasonable period after Cisco’s receipt of the replacements or modifications provided by Licensor under Section 12.3, provided that such reasonable period shall be of sufficient duration to enable Cisco to implement the replacements or modifications.

12.5 Indemnification by Cisco. Cisco will indemnify, defend, and hold harmless each of Licensor and its officers, directors, employees, successors and assigns (collectively, the “Licensor Indemnified Parties”) from and against all claims, suits, demands and actions brought by a third

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party against the Licensor Indemnified Parties or tendered to the Licensor Indemnified Parties for defense and/or indemnification (collectively “Licensor Claims”), and for all resulting damages, losses, costs, and liabilities (including reasonable attorney and professional fees) (collectively “Losses”) that result or arise from Licensor Claims which: (i) allege that the Cisco Intellectual Property and Cisco Applications, or any part thereof, when used by Licensor in accordance with this Agreement, infringe, misappropriate, or violate any Intellectual Property rights of any third party; (ii) allege that the Cisco Intellectual Property and Cisco Applications have caused personal injury or damage to tangible property; or (iii) allege any material breach of license governing Open Source Technology or Contamination resulting from the Open Source Technology relating to the Cisco Intellectual Property and Cisco Applications. In addition to the above, Cisco will pay all amounts agreed to by Cisco in a monetary settlement of the Licensor Claims and all Losses that result or arise from the Licensor Claims.

12.6 Terms of Defense and Indemnification. Licensor will promptly notify Cisco, in writing, of any Licensor Claim for which Licensor believes that it is entitled to indemnification (provided that Licensor’s failure to provide such notice or to provide it promptly will relieve Cisco of its indemnification obligations only if and to the extent that such failure prejudices Cisco’s ability to defend the Licensor Claims). Licensor may employ counsel at its own expense to assist it with respect to any such Licensor Claim; provided, however, that if such counsel is necessary because of a conflict of interest of either Cisco or its counsel or because Cisco does not assume control, Cisco will bear the expense of such counsel. Licensor shall have no authority to settle any claim on behalf of Cisco.      Notwithstanding anything else in this Section 12, if the Licensor Claim is one of multiple claims in a lawsuit against Licensor and/or its Affiliates, some of which claims may not be subject to the indemnity obligation under this Section 12, Licensor may, at its sole discretion, elect to solely control the defense, settlement, adjustment or compromise of the Licensor Claim, in which event: (a) Cisco agrees to cooperate with Licensor’s sole control and provide any assistance as may be reasonably necessary for the defense, settlement, adjustment or compromise of any such controversy or proceedings, and (b) Cisco shall not be relieved of its indemnification and hold harmless obligations under this Section 12, and Cisco shall remain responsible for its proportionate share of the Licensor Indemnified Parties’ Losses relating to the Claim and attributable to Licensor.

12.7 Cisco’s Efforts. In addition to Cisco’s obligations under this Section 12, if the manufacture, use, import, service, support, or distribution of the Cisco Applications is enjoined or becomes the subject of a Claim of infringement, Cisco shall request that the Cisco Applications be removed from the Hosting Services, and Licensor shall promptly remove the Cisco Applications from the Hosting Services and Covisint shall not be liable for any failure to meet any Cisco Customer, Reseller or End User obligation which is dependent, in whole or in part, upon the use of such Cisco Applications.

12.8 Exceptions to Cisco’s Indemnity. Cisco shall have no obligation under Section 12.5-12.6 to the extent any claim of infringement is caused by: (i) use of the Cisco Intellectual Property or Cisco Applications in combination with any other third party product not provided by Cisco or combinations that may not be reasonably anticipated by Cisco if the infringement would not have occurred but for such combination (except to the extent (a) where the use of the Cisco Intellectual Property or Cisco Application would constitute contributory or induced infringement by Cisco;

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(b) the combination is pursuant to Cisco’s written information or instructions applicable to the Cisco Intellectual Property or Cisco Applications ; or (c) there is no commercially reasonable non-infringing use for the Cisco Intellectual Property or Cisco Applications other than in such combination); (ii) any material alteration or modification of the Cisco Intellectual Property or Cisco Applications which Cisco did not authorize or later incorporate in Cisco’s generally available version of the Cisco Intellectual Property or Cisco Applications, if the infringement would not have occurred but for such material alteration or modification; or (iii) use of the Cisco Intellectual Property or Cisco Application beyond a reasonable period after Licensor’s receipt of the replacements or modifications provided by Cisco, provided that such reasonable period shall be of sufficient duration to enable Licensor to implement the replacements or modifications; or (iv) the Hosting Services (excluding the Cisco Intellectual Property or Cisco Applications contained therein).

13.	CONFIDENTIALITY.

13.1 Non-Disclosure Agreement. “Confidential Information” shall have the meaning set forth in the Mutual Non-Disclosure Agreement, dated September 6, 2013, which is hereby incorporated by reference (“NDA”). To the extent that the term stated in the NDA terminates prior to the termination of this Agreement, the parties agree that the term of the NDA shall be automatically extended to the term of this Agreement.

13.2 Confidential Information. The parties shall comply with the provisions of the NDA. The parties shall treat the terms and conditions and the existence of this Agreement as Confidential Information. Each Party shall obtain the other's consent prior to any publication, presentation, public announcement or press release concerning the existence or terms and conditions of this Agreement.

13.3 Data Usage and Protection. Licensor has additional obligations with respect to data usage and protection, as provided in Section 8 of Exhibit H, the terms of which are incorporated by reference.

14.	CONSEQUENTIAL DAMAGES WAIVER; LIMITATION OF LIABILITY.

14.1    NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, EXCEPT AS PROVIDED UNDER SECTION 12 (INDEMNIFICATION), AND EXCEPT FOR BREACH OF SECTION 3.6 (RESTRICTIONS ON USE), 11.1.3 (OF REPRESENTATIONS AND WARRANTIES), SECTION 13 (CONFIDENTIALITY), DATA USAGE AND PROTECTION (SECTION 8 OF EXHIBIT H), UNDER NO CIRCUMSTANCES WILL EITHER PARTY, ITS EMPLOYEES, OFFICERS OR DIRECTORS, AGENTS, SUCCESSORS OR ASSIGNS BE LIABLE TO THE OTHER UNDER ANY CONTRACT, STRICT LIABILITY, TORT (INCLUDING NEGLIGENCE) OR OTHER LEGAL OR EQUITABLE THEORY, FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OR COSTS, INCLUDING, WITHOUT LIMITATION, LOST PROFITS, ARISING OUT OF, OR RELATING IN ANY WAY TO, THE SUBJECT MATTER OF THIS OF THIS AGREEMENT, REGARDLESS OF WHETHER A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THIS SECTION DOES NOT LIMIT EITHER PARTY'S LIABILITY FOR BODILY INJURY (INCLUDING DEATH), OR PHYSICAL DAMAGE TO TANGIBLE PROPERTY.

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14.2    Limitation of Liability
***

15.	TERM AND TERMINATION.

15.1 Term. Unless terminated earlier as provided herein, this Agreement shall have a term of Five (5) years commencing from the Effective Date, unless terminated sooner by written notice given by a Party pursuant to this Section. This Agreement shall be renewed automatically for additional successive one (1) year periods, unless notice of non-renewal is given to the other Party no later than ninety (90) days prior to the expiration of the initial term or then current renewal term.

15.2 Termination for Convenience. Cisco may terminate this Agreement or any SOW at any time for its convenience, for no reason or for any reason, upon delivery of written notice to Licensor. In the event of such termination under this Section 15.2, Licensor shall be entitled to receive and retain all license fee payments for Software used by Cisco, as set forth in Section 4.1 and Exhibit A and for any continuing support obligation; provided, however that Cisco shall have no other payment obligations pursuant to this Agreement. Notwithstanding the foregoing, Cisco shall not be entitled to cancel an order or a purchase obligation it has placed with Licensor for Hosting Services.

15.3 Termination for Cause. This Agreement or any SOW may be terminated by a Party for cause immediately upon the occurrence of and in accordance with the following:

15.3.1. Insolvency Event. Either Party may terminate this Agreement or any SOW by delivering written notice to the other Party upon the occurrence of any of the following events: (i) a receiver is appointed for the other Party or its property; (ii) the other Party makes a general assignment for the benefit of its creditors; (iii) the other Party commences, or has commenced against it, proceedings under any bankruptcy, insolvency or debtor's relief law, which proceedings are not dismissed within sixty (60) days; or (iv) the other Party becomes insolvent or is liquidating, dissolving or ceasing business operations.

15.3.2. Change of Control. If there is a change in ownership representing *** or more of the equity ownership of Licensor (except in the event of an initial public offering of Licensor’s stock or distribution of Licensor stock by parent Compuware Corporation subsequent to such initial public offering), Cisco may, at its option, terminate this Agreement upon written notice to Licensor.

15.3.3. Default. Either Party may terminate this Agreement effective upon thirty (30) days written notice to the other Party, if the other Party: (a) violates any covenant, agreement, representation or warranty contained herein in any material respect; or (b) defaults or fails to perform any of its obligations or agreements hereunder in any material respect; provided, however, that such violation, default, or failure is not cured within thirty (30) days after such written notice.

15.4 Survival; Support After Termination. Sections 1 (Definitions), 2.2 (Updates and Upgrades), 3 (Ownership; Grant of Rights (except as otherwise set forth in the Agreement), 4 (Fees and Payment; Taxes), 7 (Open Source Technology), 8 (End User Documentation; Trademarks), 9 (Support), 10

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(Software Escrow), 11 (Representations and Warranties), 12 (Indemnification), 13 (Confidentiality), 14 (Consequential Damages Waiver; Limitation of Liability), 15.4 (Survival; Support After Termination), 15.5 (Return of Materials Upon Termination), and 16 (Miscellaneous), shall survive termination or expiration of this Agreement. Furthermore in the event of any termination or expiration of this Agreement; (i) all End User licenses shall remain in effect; (ii) Licensor shall continue to provide maintenance and support in accordance with Exhibit E (Licensor Software Support) at a mutually agreeable fee no higher than Licensor’s then-current rates for such maintenance and support services; and (iii) all Hosting Services made available to Cisco’s customers shall continue for the time period offered by Cisco to such customers, so long as Cisco has paid the required fee for such Hosting Services.

15.5 Return of Materials Upon Termination. On or before ten (10) business days after the termination of this Agreement, Licensor shall deliver to Cisco all Cisco Confidential Information and Cisco Property in Licensor's possession. Except in the event of termination by Licensor for cause, Cisco shall be entitled to retain any Licensor Confidential Information, materials and property necessary for Cisco to exercise its post termination or expiration rights, including support, provided that Cisco has paid all amounts owed under this Agreement and Licensor or Licensor and Cisco are still performing post-termination or expiration Services under this Agreement for Cisco.

16.	MISCELLANEOUS.

16.1 Use Case Addenda. With respect to certain use cases (including, without limitation, healthcare use cases), upon Cisco’s request the Parties shall enter into good faith negotiations regarding certain modifications which may be required to this Agreement to address regulatory, privacy and other use case-specific issues.

16.2 Force Majeure. Neither of the parties shall be considered in default of performance under this Agreement to the extent that such performance is delayed or prevented by fire, flood, earthquake or similar natural disasters, riot, war, terrorism, civil strife, labor disputes or disturbances, material shortages or rationing, governmental regulations, communication or utility failures, or casualties to the extent such default is beyond the reasonable control of such Party. In the event Licensor fails to deliver any Software including without limitation, updates, bug fixes or maintenance releases due to such causes, Cisco may either: (i) terminate this Agreement or any part hereof as to such Software not delivered; or (ii) suspend this Agreement in whole or in part for the duration of the delaying cause. Licensor shall resume performance under this Agreement immediately after the delaying cause ceases and, at Cisco's option, extend the then current term for a period equivalent to the length of time the excused delay endured.

16.3 Compliance with Laws; Social Responsibility.

16.3.1. Licensor shall comply with all applicable federal, state and local laws, rules, regulations, ordinances, statutes, treaties or orders and international understandings now or hereafter enacted. Licensor shall comply with Cisco’s Compliance with Global Anti-Corruption Laws policy at http://www.cisco.com/legal/anti_corruption.html. Upon Cisco's request, Licensor shall issue certificates, executed by a Licensor employee with a title of Director or above, certifying compliance with any of its obligations under this Section 16.3.

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16.3.2. Licensor shall use diligent efforts to comply with Cisco’s Supplier Code of Conduct as set forth in http://www.cisco.com/web/about/ac227/Cisco_Supplier_Code_of_Conduct.pdf. Licensor shall promote Cisco’s supplier diversity goals by including suppliers, where warranted, that qualify as diverse suppliers in any one or more of the categories identified on Cisco's Supplier Diversity Business Development Website http://www.cisco.com/supplier/diversity and as further defined at: http://www.cisco.com/web/about/citizenship/businesspractices/index.html#. Licensor shall provide to Cisco quarterly reports of Licensor’s expenditures with such diverse suppliers.

16.4 Mandatory Mediation. With the exception of alleged breaches of confidentiality or proprietary rights provisions, disputes related to security vulnerabilities or disputes subject to Section 9.1 of the Escrow Agreement, neither Party may file a lawsuit until the completion of the mediation described in this Section. A Party shall file a mediation demand with JAMS of Northern California, with the non-binding mediation to take place in either Santa Clara or San Francisco Counties, California. The parties will work in good faith to select a mediator who is knowledgeable and experienced in the subject matter of this Agreement. If the parties cannot agree upon a mediator within twenty (20) days of the filing of a mediation demand with JAMS, then JAMS shall appoint a mediator within (10) days of being informed by one of the parties of the inability to select a mediator. The mediation shall be conducted within forty-five (45) days of the date of the filing of the mediation demand from either Party. All negotiations connected with the dispute, including negotiations with a mediator, shall be conducted in confidence and without prejudice to the rights of the parties in any future legal proceedings.

16.5 Import and Export. Licensor shall provide Cisco with information and assistance as may reasonably be required in connection with executing import, export, sales, and trade programs, including but not limited to, Manufacturer's Affidavits, Harmonized Tariff Schedules, Export Control Classification Numbers, qualification information (e.g. origin), and U.S. Federal Communications Commission’s identifiers when applicable. In addition, Cisco shall provide Licensor with such information as may be reasonably required to provide for Cisco’s compliance with applicable export control law. Licensor will provide such information at the shipping line level before initiating first delivery to Cisco and immediately upon relevant change. Subsequent information will be made available to Cisco within five (5) business days following receipt of Cisco’s written request therefor.

16.6 Relationship of Parties. The parties acknowledge that they are independent contractors and no other relationship, including partnership, joint venture, employment, franchise, master/servant or principal/agent is intended by this Agreement. Neither Party shall have the right to bind or obligate the other.

16.7 No Third Party Beneficiaries. Unless otherwise expressly provided, no provisions of this Agreement are intended or shall be construed to confer upon or give to any person or entity other than Cisco and Licensor any rights, remedies or other benefits under or by reason of this Agreement.

16.8 Equitable Relief. Each Party acknowledges that a breach by the other Party of any confidentiality or proprietary rights provision of this Agreement may cause the non-breaching Party irreparable damage, for which the award of damages may not be adequate compensation. Consequently, the

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non-breaching Party may institute an action to enjoin the breaching Party from any and all acts in violation of those provisions, which remedy shall be cumulative and not exclusive, and a Party may seek the entry of an injunction enjoining any breach or threatened breach of those provisions, in addition to any other relief to which the non-breaching Party may be entitled at law or in equity.

16.9 Attorneys' Fees. In addition to any other relief awarded, the prevailing Party in any action arising out of this Agreement shall be entitled to its reasonable attorneys' fees and costs.

16.10 Notices. Any notice required or permitted to be given by either Party under this Agreement shall be in writing and shall be personally delivered or sent by a reputable overnight mail service (e.g., Federal Express), or by first class mail (certified or registered), or by facsimile confirmed by first class mail (registered or certified), to the other Party addressed as set forth below. Notices will be deemed effective (i) three (3) working days after deposit, postage prepaid, if mailed, (ii) the next day if sent by overnight mail, or (iii) the same day if sent by facsimile and confirmed as set forth above.

“Cisco”	“Licensor”
Cisco Systems, Inc.	Covisint Corporation
170 West Tasman Drive	One Campus Martius
San Jose, CA 95134	Detroit, Michigan 48226
Attn: SVP, Legal Services and General Counsel (Regarding Services OEM-in License Agreement)	Attn: Mitch Kramer VP- Covisint Mitchell.kramer@covisint.com

With a copy to:	With a copy to: General Counsel
Oem-swg@cisco.com

16.11 Assignment. Licensor may not assign its rights or delegate its obligations hereunder, either in whole or in part, whether by operation of law or otherwise, without the prior written consent of Cisco, which shall not be unreasonably withheld. Any attempted assignment or delegation without Cisco's prior written consent will be void. Cisco may not assign this Agreement or any rights granted herein, in whole or in part, whether by operation of law or otherwise, without the prior written consent of Licensor, which shall not be unreasonably withheld; notwithstanding the foregoing, Cisco may assign this Agreement to an Affiliate without Licensor’s consent. The rights and liabilities of the parties under this Agreement will bind and inure to the benefit of the parties' respective successors and permitted assigns. For purposes of this Section, a Change of Control under Section 15.3.2 shall constitute an assignment.

16.12 Waiver and Modification. Failure by either Party to enforce any provision of this Agreement will not be deemed a waiver of future enforcement of that or any other provision. Any waiver, amendment or other modification of any provision of this Agreement will be effective only if in writing and signed by the parties.

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16.13. Severability. If for any reason any provision of this Agreement is adjudicated to be unenforceable, that provision of the Agreement will be enforced to the maximum extent permissible so as to effect the intent of the parties, and the remainder of this Agreement will continue in full force and effect.

16.14. Controlling Law and Jurisdiction. This Agreement and any action related thereto shall be governed, controlled, interpreted and defined by and under the laws of the State of California and the United States, without regard to the conflicts of laws provisions thereof. The exclusive jurisdiction and venue of any action with respect to the subject matter of this Agreement shall be the state courts of the State of California for the County of Santa Clara or the United States District Court for the Northern District of California and each of the parties hereto submits itself to the exclusive jurisdiction and venue of such courts for the purpose of any such action. The parties specifically disclaim the UN Convention on Contracts for the International Sale of Goods.

16.15. Headings. Headings used in this Agreement are for ease of reference only and shall not be used to interpret any aspect of this Agreement.

16.16. Entire Agreement. This Agreement, including all exhibits which are incorporated herein by reference, constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes and replaces all prior and contemporaneous understandings or agreements, written or oral, regarding such subject matter.

16.17. Counterparts. This Agreement may be executed in two counterparts, each of which shall be an original and together which shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement by persons duly authorized as of the Effective Date.

CISCO SYSTEMS, INC.	COVISINT CORPORATION

By: /s/ John M. Morrell	By: /s/ David McGuffie

Name: John M. Morrell	Name: David McGuffie

Title: Sr. Director	Title: President and CEO

Date: 12/31/2013	Date: 11/26/2013

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EXHIBIT A

SOFTWARE AND FEES

1.	Software Licensed.

1.1. Identification of Software Licensed. Licensor licenses the following Software:

All Software:
Covisint IDBridge

1.2. Specify Form of Software.

X     Object Code

    Source Code

    Open Source Code

1.3. Other related Software materials.	N/A

Tools and utilities [describe]:

    Training materials [describe]:

    To the extent that Licensor owns them, any other materials that would be required for Cisco to maintain the Software [describe]:
List any foreign language requirements:

2.
Open Source Information. Cisco’s Open Source Guidelines for Suppliers (the “Guidelines”) specify what information Licensor must provide to Cisco, and what procedures must be followed, before Licensor provides materials to Cisco that include Open Source Technology.

2.1	Timeline for Production of Information. As required by and described in the Guidelines, Licensor must provide the following to Cisco:

1)
Import Archive. An initial draft of the Import Archive spreadsheet, accompanied by licensing text files, must be provided and approved by Cisco prior to contract signing. For reference, a copy of the spreadsheet is attached as Attachment A-1; however, please obtain a current version from your Cisco contact.

The complete Import Archive, including Source Code, must be provided within thirty (30) days of the Effective Date.

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2)	Publication Archive. Delivery must be no later than Forty Five (45) days of the Effective Date.

3)	Build Log and Verification Archive. Delivery must be no later Sixty (60) days of the Effective Date.

3.	KLM. If the Software includes one or more Kernel Loadable Modules (“KLMs) for Linux, the Source Code for each KLM must be provided to Cisco no later than thirty (30) days after the Effective Date.

4.	Acceptance and Acceptance Criteria.

4.1. Acceptance. Upon first time delivery of the Software to Cisco, Cisco will test whether the Software conforms to the Specifications and the acceptance criteria as set forth below (the “Acceptance Criteria”). Cisco will accept or reject the Software within Thirty (30) days after delivery and will give Licensor written notice of acceptance or rejection thereof. If Cisco does not provide written notice within Thirty (30) days, the Software shall be considered accepted. In the event that the Software does not conform to the Specifications and/or the Acceptance Criteria (such material nonconformance will be referred to as “Deficiencies”), Cisco shall reject the Software and provide written notice to Licensor describing the Deficiencies in sufficient detail to allow Licensor to correct the Deficiencies. Within ten (10) days of receiving such report or a time frame as mutually agreed by the parties, Licensor will exert its best efforts to correct the material Deficiencies so that the Software conforms to the Specifications and the Acceptance Criteria. The procedure in this Section 4.1 will be repeated with respect to revised Software to determine whether it is acceptable to Cisco, unless and until Cisco issues a final rejection of the revised Software after rejecting the Software on at least two (2) prior occasions for the same material Deficiency. If Cisco issues a final rejection of the revised Software pursuant to this Section 4.1, Licensor shall return any and all payments previously paid to Licensor by Cisco for such Software and Cisco may, at its option, terminate this Agreement entirely or as to the particular Software.

4.2. Acceptance Criteria. Cisco shall accept the Software if it conforms to the Specifications.

5.	Payment; License Fees.

One time Fees:
***

License Fees:
***

6.	Payment Terms. Forty-five (45) days from receipt of Covisint’s invoice.

7.
Support; Fees. Software support, as reflected in Exhibit E, shall be provided at no additional charge to Cisco. Any on-site support fees shall be pre-approved by Cisco in writing, and in no event begin earlier

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than the date that Cisco Provided Hosting Services begin; such support fees will be paid within Forty-five (45) days after the end of a Cisco fiscal quarter and upon Cisco’s receipt of the corresponding invoice therefore from Licensor.
ATTACHMENT A-1
TO EXHIBIT A

***

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EXHIBIT B

SOFTWARE SPECIFICATIONS

Feature Descriptions

Feature	Description
General	***
Supported Platforms	***
Feature	Description	Feature	Description
Federation IDP	Acts as a Federation IDP to provide SSO to Federated SPs.	Directory Synchronization	Manage identities in on-prem and SaaS apps by detecting changes in the enterprise user store and synchronizes them Covisint Identity Service
Desktop SSO	Provides desktop SSO for Windows AD users to Cloud applications	Provisioning	Soft delete accounts from target platforms after reconciliation
JIT Provisioning	Creates the user account and entitlements in CIS	External Authorization	Enables apps outside of the enterprise authorization model

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EXHIBIT C

END USER DOCUMENTATION

1.
Scope. Licensor shall develop, write, manufacture and maintain all Software-related and Hosting Services-related End User Documentation as provided in this Exhibit C and shall provide Cisco with such End User Documentation on media sufficient to allow Cisco to reproduce such End User Documentation as part of the Software and/or Hosting Services pursuant to the licenses granted in this Agreement. End User Documentation content shall be determined by the Software and the Hosting Services, which shall include, without limitation, on-line help, user guides, Software configuration and command reference guides, release notes and errata. In addition, Licensor hereby grants Cisco the right to reproduce, modify, make derivative works of and add Cisco branding and trademarks to the End User Documentation, and publish versions of all Documentation and End User Documentation on the Cisco.com End User website and as part of the Hosting Services. Licensor shall have no liability for any of Cisco’s modifications of the End User Documentation.

2.	Ownership. Cisco shall own all right, title and interest in solely the portion of the End User Documentation (in any format or medium) which has been customized by or on behalf of Cisco.

3.
End User Documentation Review Cycles. Cisco shall review all End User Documentation to identify areas that require customization unique to Cisco (including but not limited to deleting references to Licensor’s technical support contact information, etc.). Licensor shall adopt the content changes made by Cisco and make the identified customizations.

4.
Electronic Publication. Licensor shall provide Cisco copies of all Documentation and End User Documentation in an electronic form as requested by Cisco for publication on the Cisco.com End User website. Cisco shall provide Licensor with a unique Cisco part number to be included on the front page of each item of Documentation or End User Documentation.

5.
Revision Cycles. Licensor will revise the Documentation and End User Documentation manual(s) as necessary to accurately support the Software. Licensor and Cisco shall agree upon a reasonable revision cycle, determined by anticipated Software enhancements, End User Documentation and/or Documentation Errors and/or changes.

5.1. Licensor shall issue Software release notes or errata in a timely manner, and provide them to Cisco in a timely manner.

5.2. Licensor shall notify Cisco within thirty (30) days of Licensor's intent to revise the End User Documentation and/or Documentation.

5.3. End User Documentation and/or Documentation revisions shall include all relevant Software enhancements and new technical information.

5.4. End User Documentation revisions shall be reviewed by Cisco. Cisco retains sole and final draft sign-off approval.

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5.5. With each revision, Licensor shall provide electronic copies of files, as specified in Section 4 of this Exhibit.

6.	End User Documentation Life-Cycle. Licensor shall maintain the End User Documentation until Cisco notifies Licensor it will cease distributing a particular Software version or product.
EXHIBIT D

TRADEMARKS AND TRADEMARK USAGE GUIDELINES

TM Use	Trademark	Registration Date	(Serial) Registration Number
Active	AppCloud	02/02/10	3,744,022
Active	Covisint (Class 38)	05/10/05	2,948,325
Active	Covisint (Class 42)	05/10/05	2,948,326
Active	Covisint (Class 9)	05/24/05	2,955,379
Active	Covisint-design (new logo)	03/13/12	4,111,984
Active	Covisint Converge	01/18/11	3,906,700
Active	Covisint ExchangeLink	09/06/11	4,023,474
Active	DocSite (word)	03/20/12	4,114,450
Active	HyperSend (Class 35)	02/26/02	2,543,539
Active	IDcipher	09/07/10	3,844,324
Active	ProviderLink	08/28/12	4,197,159

Usage guidelines: Use of Covisint trademarks requires prior consent from Covisint.

OEM-IN SW License Agreement    CISCO CONFIDENTIAL

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CISCO CONFIDENTIAL
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EXHIBIT E
LICENSOR SOFTWARE SUPPORT

I.    INTRODUCTION

This Exhibit E sets forth Licensor’s support responsibilities for the Software and the Cisco-Provided Hosting Services.

II.    SUPPORT RESPONSIBILITIES AND PROBLEM SEVERITIES

A-1.	Support Responsibilities-from Effective Date to Six-Month Anniversary of Effective Date:

1.Cisco will provide Level 1 Support to its End Users.

2.
Licensor will provide Level 2 and Level 3 Support to Cisco by telephone and/or use of Covisint’s ticket system (“CRT”) as follows: (i) seven (7) days a week, twenty-four hours per day, with a maximum one (1) hour telephone response time for all Severity 1 incidents. For all other requests, support is provided during Monday - Friday from 8am to 7pm EDT/EST, excluding Covisint holidays

A-2.    Support Responsibilities-following Six-Month Anniversary of Effective Date:

1.	Cisco will provide Level 1 Support and Level 2 Support to its End Users.

2.
Licensor will provide Level 3 Support to Cisco by telephone and/or use of Licensor’s ticket system (“CRT”) as follows: (i) seven (7) days a week, twenty-four hours per day, with a maximum one (1) hour telephone response time for all Severity 1 incidents. For all other requests, support is provided during Monday - Friday from 8am to 7pm EDT/EST, excluding Licensor holidays

B.    SUPPORT LEVEL DEFINITIONS

Level 1 Support. Level 1 Support includes the following:

*
Providing general assistance of the type that would be expected from a typical help desk, including the initial response to a request via the web or phone (which may include automated acknowledgement of receipt of request; the identification of the customer: the verification of support entitlements; the recording of the support request into a problem management system; and the dispatching of the support request to Level 2 Support): and answering basic product installation, configuration and usage questions.

Level 2 Support. Level 2 Support includes the following:

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*	All Level 1 support capabilities plus:

*
Providing assistance of the type that would be expected from a skilled support engineer, including in depth answering of product installation, configuration and usage questions; problem isolation and identification; providing standard error corrections to known problems; initial problem failure information gathering for previously unknown problems and the escalation of support requests to Level 3 Support when an error correction cannot be provided

Level 3 Support. Level 3 Support includes the following:

*
Providing advanced assistance that requires a product development expert, including answering complex setup or usage questions, additional information gathering and problem isolation, providing relief for both new and known complex problems and the provision of a fully documented and tested permanent fix or process.

C.    PROBLEM SEVERITIES

Problem severities are defined below. It is Cisco’s policy to work with its End User to establish the severity for a problem and to accept the End User’s determination of the severity. Licensor shall accept the severity designation agreed to by Cisco and its End User and communicated to Licensor by Cisco.

Licensor’s obligations are as follows:

Severity 1 (or “Licensor Severity 1”): An existing network or environment is down or there is a critical impact to an End User’s business operation. Licensor will commit full-time resources around the clock to resolve the situation.

Severity 2 (or “Licensor Severity 1”): Operation of customer’s existing network or environment is severely degraded or significant aspects of End User’s business operation are negatively impacted by unacceptable network or environment performance.  Licensor will commit full-time resources during Cisco’s Business Hours to resolve the situation.

Severity 3 (or “Licensor Severity 2”) : Operational performance of End User’s network or environment is impaired, although most business operations remain functional. Licensor will commit resources during Licensor’s Business Hours to restore service to satisfactory levels.

Severity 4 (or “Licensor Severity 3”): Cisco or an End User requires information or assistance on Software capabilities, installation, or configuration.

Licensor shall provide response times and resolution times as set forth below:

Response times for incidents
Catastrophic    (Severity Level 1)    - 1 hr
Urgent        (Severity Level 2)    - 4 hrs
Serious    (Severity Level 3)    - 8 hrs

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Trivial        (Severity Level 4)    - 24 hrs

Remediation times
Catastrophic    (Severity Level 1)    - 24 hrs
Urgent        (Severity Level 2)    - 48 hrs
Serious    (Severity Level 3)    - 72 hrs
Trivial        (Severity Level 4)    - highest commercially reasonable efforts
In the event that the Licensor is unable to meet the time frames set forth for Severity 3 or Severity 4 problems, Licensor shall provide to Cisco, at a minimum, a written plan for addressing the problem within those applicable time frames.

III.    CALL FLOW AND ESCALATION GUIDELINES

A.	Call Flow. In general, the support call flow shall be as follows:

1.    Cisco’s Customer Interactive Network (“Cisco CIN”) will receive the initial customer call. The Cisco CIN will open a case and forward it to the appropriate Cisco Technical Assistance Center (“Cisco TAC”) for Level 1 Support and Level 2 Support. In the event a Software problem cannot be resolved at this stage, the Software problem will then be escalated to the appropriate Cisco Development Engineering Group (“Cisco DE”).

2.    If a Software problem still cannot be resolved, the Cisco DE will contact Licensor’s Development Engineering Support Group or its equivalent (“Licensor DE”) for Level 3 Support. (Licensor’s and Cisco’s contacts are listed on Appendix A of this Exhibit E.) Cisco DE will provide Licensor feedback on any Software bugs and potential fixes. The Licensor DE shall consult with the Cisco DE and regularly update the Cisco DE with respect to the case progress. In the event that diagnostics and troubleshooting are required at an End User site, Licensor will provide, at its own expense, the necessary resources for problem resolution.

3.    The Cisco TAC will close the case when the problem is resolved. The Cisco TAC may occasionally call the Licensor DE directly for assistance in resolving a case concerning the Software.

B.    Escalation Guidelines.

1.    This Section and the escalation table in Appendix A addresses (a) the escalation guidelines by which Licensor shall resolve Software support problems (including problems related to security vulnerability); and (b) the manner in which Licensor shall involve its management personnel to address such problems.

2.    Severity 1 problem escalation times are measured in calendar hours, twenty-four (24) hours per day seven (7) days per week. Severity 2 problem escalation times correspond with Licensor’s Business Hours. Severity 3 and Severity 4 problem escalation times correspond with Licensor’s Business Hours (defined below). The Licensor manager to whom the problem is escalated will take ownership of the

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problem and ensure that updates are provided to the appropriate Cisco personnel. Cisco initiated escalations will begin at the Technical Support Group Leader and proceed upward.

IV.    SOFTWARE SECURITY VULNERABILITIES

A.    Licensor shall diligently address any security vulnerabilities (weaknesses which reduce a system's information assurance) in the Software and bring any such security vulnerability to Cisco’s attention. Major vulnerabilities shall be brought to Cisco’s attention immediately, and minor vulnerabilities shall be brought to Cisco’s attention on a timely basis.

B.    In the event that either Party notifies the other Party of a Software security vulnerability, Licensor shall: (i) respond to any Cisco communication(s) within forty eight (48) clock hours (not business hours) or less (notwithstanding Section II.C. above); (ii) provide all information, cooperation and assistance to Cisco and/or its Product Security Incident Response Team (“PSIRT”) (e-mail address is psirt@cisco.com) regarding any such security vulnerability; and (iii) address such security vulnerability per the severity rating that Cisco assigns to it, including, preparing and making available to Cisco for public distribution any patches, fixes or workarounds that would mitigate against such vulnerabilities. Licensor's efforts under this section will be at Licensor's sole expense.

C.    In the event that a third party coordination center (i.e., the Computer Emergency Response Team/ Coordination Center or National Infrastructure Security Co-ordination Center) is coordinating the response and disclosure for multiple vendors of a security vulnerability that impacts the Software, Licensor will cooperate and work in good faith with such third party coordination center. In addition, Licensor will keep Cisco informed of any security vulnerability disclosure dates for Software that may impact any Cisco products.

D.    Notwithstanding anything herein to the contrary, Cisco retains the right in its discretion to disclose any security vulnerability in the Software in accordance with Cisco's PSIRT reporting process (located at http://www.cisco.com/en/US/products/products_security_advisories_listing.html), to the extent such vulnerability impacts any Cisco products.

V.    SUPPORT DOCUMENTATION

A.     Ongoing Obligations. Licensor will regularly supply Cisco with all release notes or other documentation addressing the relevant Software information, symptoms, solutions or work‑arounds for Software problems. Licensor will maintain an electronic means (e.g., an FTP server) through which Cisco can obtain up‑to‑date information on Software bugs/defects, fixes, and code updates.

B.    Case-By-Case Requests. Promptly upon Cisco's written request, Licensor will supply Cisco with all technical documentation and resources that Cisco reasonably determines to be useful or necessary to perform End User support and troubleshooting or to analyze the technical benefits and risks of introducing new releases of a product. Such support documentation will include, without limitation: (i) Software specifications and schematics, (ii) Software release notes, and (iii) debugging/support tools.

VI.    TRAINING

A.    Licensor shall offer, at no cost to Cisco, prior to Cisco’s FCS of any major Software release and at least annually thereafter, up to 8 hours of engineering training and instruction class in the service

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and maintenance of Licensor's Software at a location mutually and reasonably agreed upon by Licensor and Cisco. Training shall be provided at no cost to Cisco, except that Cisco shall bear all travel expenses for Cisco’s employees during such training. Cisco may, at its own expense, record training for use by Cisco’s internal personnel, including, but not limited to Cisco’s contractors and Cisco’s Resellers. “FCS” means first commercial shipment which is the date that Cisco begins shipping Software that will generate revenue for Cisco and that are also eligible for service and support contracts.

B.    Upon Cisco’s request, Licensor shall provide additional training at such time, place and amount as reasonably agreed to by the parties. Such training shall include, if applicable, compatibility issues and engineering debug capabilities. All of Licensor's reasonable expenses in connection with such additional training shall be pre‑approved and reimbursed by Cisco, consistent with Cisco's standard policies. Such additional training shall be offered to Cisco at a *** discount off Licensor's standard pricing for support training.

VII.    ON-GOING SUPPORT OBLIGATIONS

A.    Software Support.  Licensor will support any release of the Software for the term of the Agreement unless otherwise terminated in accordance with the Agreement. In the event of termination for any reason, (except for termination by Licensor for uncured breach by Cisco) or expiration of this Agreement, Licensor shall continue to provide maintenance and support to Cisco (including the provisioning of any support for security vulnerabilities that are brought to Licensor’s attention) for a period of thirty-six (36) months after such termination or expiration. Such support rates shall not exceed the lesser of: (i) the hourly support rate charged to Cisco prior to termination and/or expiration of the term of the Agreement; or (ii) the then-current reasonable and customary rate that Licensor charges to its customers for comparable support.

VIII.    SUPPORT TERM AND TERMINATION

A.    Support Transition. Upon expiration of Licensor’s support obligations, for a period of at least sixty (60) days (except for uncured breach), Licensor shall provide Cisco with Software support records, including, but not limited to call records, open and closed case history, End User support related information, and technical documentation. In addition, Licensor shall provide Cisco with access to Licensor’s support staff to answer questions and provide a smooth transition to Cisco’s own support department during Licensor’s Business Hours.

B.    Precedence. In the event of any inconsistencies with the terms and conditions in the Agreement and in this Exhibit E, the terms and conditions in Exhibit E shall take precedence.

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Appendix A
Escalation Table and Contacts

Pursuant to the Escalation Guidelines reflected in the support Exhibit, the following escalation table and list of contacts shall apply. Any changes to the contact list set forth below shall be communicated to the appropriate Party, as soon as it is reasonably possible, or incorporated into any applicable Standard Operating Procedure Document.

Escalation Table

Elapsed Time	Severity 1	Severity 2	Severity 3	Severity 4
1 Hour	Client Manager	Client Manager
4-Hour	Director of Operational Excellence	Director of Operational Excellence
24-Hour	CTO	CTO
48-Hour	President (CEO)	President (CEO)
72-Hour			Client Manager
96-Hour			Director of Operational Excellence	Client Manager

Licensor Contacts:

1.    Licensor Client Manager
Name: Deepinder Singh
Office phone number: 313.227.6068
Cell Phone: ***
Email: dsingh@covisint.com

2.	Licensor Technical Support Director
Name: Paul Johnson
Office phone number: 313.227.6122
Cell Phone: ***
Email: pjohnson@covisint.com

3.    Licensor Chief Technical Officer
Name: Steve Asam
Office phone number: 313.227.6133
Cell Phone: ***
Email: sasam@covisint.com

4.    Licensor President & CEO
Name: Dave McGuffie
Office phone number: 313.227.6070
Cell Phone: ***

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Email: dmcguffi@covisint.com

5.    Licensor Primary Service Contact (Director of Customer Support):

Name: Marie Sutherland
Office phone number: 919.294.1061
Cell Phone: ***
Email: msutherland@covisint.com

6.    Licensor’s Designated Contact for Coordination with Cisco’s PSIRT (on any security vulnerability-related issues):

Title: Security and audit compliance
Name: Rommel Portugal / Louis Devaney
Office phone number: 313.227.2001 / 313.227.1588
Cell Phone: *** / ***
Email: Rommel.portugal@covisint.com / Louis.devaney@covisint.com

Note: Licensor’s identified coordinator above shall have the technical ability to send and receive encrypted information, and undertake appropriate measures in storing or transmitting any highly sensitive Cisco Confidential Information.

Cisco Contacts:

1.    Cisco Customer Services, for questions regarding Cisco’s obligations to End Users:

Name: John Morrell
Office phone number: 703 484 0221
Cell Phone: ***
Email: jmorrell@cisco.com

2.    Cisco OEM Licensing Contact, for questions concerning the Agreement:
Name: Murray Bookman
Office phone number: 678 352 2565
Cell Phone: ***
Email: murrayb@cisco.com

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EXHIBIT F

ESCROW AGREEMENT

(to be signed in triplicate)

This Escrow Agreement (“Escrow Agreement”), is entered into as of November 14, 2013 (the “Effective Date”), by and among Cisco Systems, Inc., a California corporation, with offices at 170 W. Tasman Drive, San Jose, CA 95134 (“Cisco”), Covisint Corporation, a Michigan corporation, having principal offices at One Campus Martius, Detroit, Michigan 48226 (“Licensor”), and NCC Group, Inc. with offices at 123 Mission Street, Suite 1020, San Francisco, California 94105 (“Escrow Agent”).

RECITALS

WHEREAS, Cisco and Licensor have entered into that certain Software License and Hosting Services Agreement of even date herewith (the “License Agreement”) whereby Licensor has licensed to Cisco certain Software and Hosted Software (as each are defined in the License Agreement) and for the purposes of this Escrow Agreement, Software and Hosted Software shall be collectively referred to as the “Covisint Software”;

WHEREAS, Licensor desires to enter into an escrow arrangement with Cisco to provide for the deposit of the Escrow Materials (defined in Section 2) to be held by Escrow Agent, pursuant to all of the terms and conditions of this Escrow Agreement;

WHEREAS, Licensor desires to provide assurance to Cisco that Cisco can have a license to the Escrow Materials, pursuant to the Releasing Events (defined in Section 4);

WHEREAS, Escrow Agent is willing to act as escrow agent for Cisco and Licensor on the terms and conditions set forth herein;

WHEREAS, Cisco and Licensor desire this Escrow Agreement to be supplementary to the License Agreement pursuant to 11 U.S.C. Section 365(n); and

WHEREAS, all capitalized terms not defined herein shall have the meanings set forth in the License Agreement.

AGREEMENT

NOW, THEREFORE, IN CONSIDERATION OF THE MUTUAL COVENANTS, AGREEMENTS AND CONDITIONS SET FORTH HEREIN, THE PARTIES AGREE AS FOLLOWS:

1.	Appointment. Cisco and Licensor hereby appoint Escrow Agent as the escrow holder under this Escrow Agreement and Escrow Agent accepts such appointment on the terms and conditions set forth herein.

2.
Deposit of Escrow Materials. Licensor shall deposit with Escrow Agent, within thirty (30) business days after execution of this Escrow Agreement, one (1) complete copy of the Escrow Materials. Licensor further agrees to deposit one (1) complete copy of all Software updates, Error corrections, enhancements and modifications (collectively, “Updates”) within six (6) months after Licensor provides such Updates

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to Cisco in accordance with the License Agreement. “Escrow Materials” as used in this Escrow Agreement shall mean: (1) the Covisint Software, related documentation, and other property, as licensed under the License Agreement and set forth in Exhibit A hereto; and (2) all Covisint Software updates, Error corrections, enhancements and modifications (collectively, “Updates”).

2.1 Initial Deposit and Updates Description. Licensor shall set forth a full description of the Escrow Materials in Attachment A (Escrow Materials), which is hereby incorporated by this reference. Licensor shall sign a copy of Attachment A and submit the document, along with each deposit of Escrow Materials, to the Escrow Agent and Cisco.

2.2 Visual Deposit Inspection. Escrow Agent shall acknowledge receipt of each deposit of Escrow Materials by sending written acknowledgement thereof to both Licensor and Cisco. Thereafter, Escrow Agent shall conduct a visual deposit inspection of the Escrow Materials. Escrow Agent shall determine whether the labeling of the Escrow Materials matches the item description and quantity on Attachment A. In the event that the Escrow Agent determines that the labeling does not match the description and quantity on Attachment A, Escrow Agent shall identify and specify in detail each such discrepancy on the Material Acknowledgement Form (Attachment A, which is hereby incorporated by this reference) and mail a copy thereof to Licensor and Cisco. Other than Escrow Agent’s visual inspection of the Escrow Materials, Escrow Agent shall have no obligation or responsibility to verify the accuracy or completeness of the Escrow Materials, unless Cisco requests Escrow Agent to perform additional verification services. Upon such request, Cisco and Escrow shall agree in writing for the fee arrangement for such additional verification services.

2.3 Additional Inspection Rights. Cisco, after written notice to Licensor and Escrow Agent, may request that Escrow Agent inspect the Escrow Materials deposited by Licensor with Escrow Agent for the sole purpose of determining the existence and completeness of the deposited Escrow Materials; provided, however, that such inspection must be conducted on or at Escrow Agent's premises and in the presence of a Licensor representative. Licensor shall use its diligent efforts to make such representative available to facilitate any inspection requested by Cisco hereunder. Cisco, in its sole discretion, shall have the right to be present at such inspections.

2.4 Secure Facility. Escrow Agent shall maintain the Escrow Materials in a secure, environmentally safe and locked facility.

3.	Purpose; Title

3.1 Purpose. The Escrow Materials shall constitute a license to be made available to Cisco, under the terms of this Escrow Agreement, only upon the occurrence of one of the Releasing Events set forth herein. Cisco's use of the Escrow Materials released pursuant to this Escrow Agreement shall be as set forth in Section 5 below. Escrow Agent shall hold and dispose of the Escrow Materials only in accordance with the terms of this Escrow Agreement and the License Agreement.

3.2 Title. Licensor hereby transfers title to the tangible embodiments of the Escrow Materials to the Escrow Agent; provided, however, that: (i) the Escrow Agent shall hold the Escrow Materials subject to all terms of this Escrow Agreement; (ii) the Escrow Agent shall not acquire any right or interest in any of the intellectual property rights embodied in the Escrow Materials; and (iii)

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upon return to Licensor of the Escrow Materials in accordance with the terms of this Escrow Agreement, the Escrow Agent shall reconvey title thereto to Licensor.

4.
Releasing Events. The deposited Escrow Materials and Updates will be delivered to Cisco by Escrow Agent in accordance with this Escrow Agreement upon the earliest of one of the events set forth below (“Releasing Events”):

(a)
If Licensor (i) liquidates, dissolves or ceases all relevant business operations; or (ii) a receiver is appointed for Licensor or its property; (iii) Licensor makes a general assignment for the benefit of its creditors;;

(b)
If Licensor assigns, transfers or delegates its rights and obligations under the License Agreement to a competitor of Cisco (including without limitation, ***) without Cisco's prior written consent, including without limitation any transfer by sale or merger;

(c)	*** or

(a)	***.

5.	Use of Escrow Materials
5.1    Escrow License Rights. Licensor hereby grants Cisco and its Affiliates a license to use and copy the Escrow Materials through termination of this Escrow Agreement, as follows in the event of the following Releasing Events: ***. For purposes of this Escrow Agreement, “Derivative Works” means (i) any work, subject to copyright, which is based on the Escrow Materials or any portion thereof, such as a revision, modification, translation, abridgement, condensation, expansion, extension, collection or any other form in which such Escrow Materials may be recast, transformed, adapted or extended; (ii) patentable or patented material, any adaption, subset, addition, improvement, or combination of the Escrow Materials or any portion thereof; and (iii) material subject to trade secret protection, any new material, information or data relating to and derived from the Escrow Materials or any portion thereof, including new material which may be protectable by copyright, patent or other proprietary rights, and, with respect to each of the above, the preparation, use and/or distribution of which, in the absence of this Escrow Agreement or other authorization from a party, would constitute infringement under applicable law.
5.2 Cisco shall have no additional royalty or license fee obligations (other than its existing royalty or license fee obligations under the License Agreement through termination of this Escrow Agreement) when it exercises its license rights under Section 5.1 of this Escrow Agreement; provided, however, that in the event that Cisco prepares Derivative Works to the Escrow Materials in the event of a release under Section 4(a), Cisco shall pay Covisint the then-current license fee or royalty for any new features developed by Cisco, with such license fee or feature to be at the market value for a comparable feature. Until the Escrow Materials are released to Cisco under this Escrow Agreement, Cisco shall still have an obligation to pay license fees under the License Agreement.

6.
Escrow Release. Subject to the provisions of Sections 7, 8, and 9 below, Escrow Agent shall be authorized to release the Escrow Materials to Cisco upon receiving written authorization from Cisco certifying that Cisco is entitled to the Escrow Materials (the “Notice”) pursuant to Section 4 above. Cisco will include specific instructions to the Escrow Agent for delivery of the Escrow Materials.

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7.
Counternotice. Within three (3) business days after receipt of the Notice, Escrow Agent shall deliver to Licensor a copy of the Notice and shall confirm such delivery in writing to Cisco. If Escrow Agent, within five (5) business days after delivery of the Notice by Escrow Agent to Licensor, does not receive (a) a written statement from Cisco withdrawing such notice, or (b) a counternotice from Licensor detailing the circumstances which it believes indicate that the Releasing Event(s) specified by Cisco did not occur (“Counternotice”), then Escrow Agent shall promptly deliver the Escrow Materials to Cisco.

8.
Disputed Notice. If Licensor disputes the existence of the Releasing Event(s) upon which the Notice is based, then Licensor shall, within five (5) business days following its receipt of Notice, submit a Counternotice to Escrow Agent. If the Counternotice is received by Escrow Agent before the close of business on the fifth (5th) business day following receipt of the Notice by Licensor, then Escrow Agent shall, within three (3) business days after receipt of the Counternotice, serve a copy of the Counternotice on Cisco and withhold delivery of the Escrow Materials pending receipt of (a) a decision evidencing the outcome of the arbitration provided for in Section 9 below, or (b) other written instructions signed by both Licensor and Cisco (“Joint Instructions”). Upon receipt of said decision or Joint Instructions, Escrow Agent shall deliver a copy of the Escrow Materials only in accordance with the decision or Joint Instructions.

9.	Arbitration.
9.1. Licensor and Cisco agree that, if the Counternotice is given by Licensor pursuant to Section 7 above, then the parties shall submit the dispute to expedited binding arbitration in New York, New York under the JAMS Streamlined Arbitration Rules and Procedures for adjudication by a panel of three (3) arbitrators, with one (1) arbitrator appointed in accordance with said rules selected by each party, and a third arbitrator selected by the parties’ arbitrators. The arbitration shall be conducted within thirty (30) days of the date of filing of a demand for expedited binding arbitration with JAMS by either party. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The sole question before the arbitrator shall be whether there existed, at the time Cisco transmitted the Notice to Escrow Agent, the conditions permitting release of the Escrow Materials. The parties agree that the decision of the arbitrator shall be final and binding and that this decision shall be immediately delivered to the parties to the arbitration and to Escrow Agent. If the arbitrator finds that the Notice was properly given by Cisco, then the arbitrator shall order the Escrow Agent to promptly and immediately release the Escrow Materials to Cisco. If the arbitrator finds to the contrary, then the Arbitrator shall order the Escrow Agent not to release the Escrow Materials. The non-prevailing party in the arbitration shall pay all fees charged by JAMS. Additionally, the prevailing party in any legal action brought under this Section and arising out of this Escrow Agreement will be entitled, in addition to any other rights and remedies it may have, to reimbursement for its expenses, including reasonable attorneys' fees upon application to the arbitrator. All costs of the arbitration incurred by Escrow Agent, including reasonable attorneys’ fees and costs, shall be paid by the non-prevailing party.

This expedited binding arbitration clause governing whether an event triggering a release of the Escrow Materials has occurred shall take precedent and priority over the dispute resolution clauses contained in Section 9.2 of the Escrow Agreement and Section 16.4 of the License Agreement; provided, however, that before submitting the matter to arbitration, the parties shall have tried to resolve the dispute within twenty one (21) days of Cisco’s receipt of the Counternotice. If any dispute between the parties is subject to Section 9.1 and any other dispute resolution provision, Section 9.1 shall govern.

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9.2. Except for disputes subject to Section 9.1 above, a party shall file a mediation demand with JAMS of Northern California, with the non-binding mediation to take place in either Santa Clara or San Francisco Counties, California. The parties will work in good faith to select a mediator who is knowledgeable and experienced in the subject matter of this Escrow Agreement. If the parties cannot agree upon a mediator within twenty (20) days of the filing of a mediation demand with JAMS, then JAMS shall appoint a mediator within (10) days of being informed by one of the parties of the inability to select a mediator. The mediation shall be conducted within forty-five (45) days of the date of the filing of the mediation demand. All negotiations connected with the dispute, including negotiations with a mediator, shall be conducted in confidence and without prejudice to the rights of the parties in any future legal proceedings. This mandatory mediation section does not apply to alleged breaches of confidentiality or proprietary rights provisions, or disputes related to security vulnerabilities. With the exception of alleged breaches of confidentiality or proprietary rights provisions, disputes related to security vulnerabilities, or disputes subject to Section 9.1, neither party may file a lawsuit until the completion of the mediation described in this Section 9.2.

9.3. The non-prevailing party shall pay for all fees and charges of JAMS. Additionally, the prevailing party in any legal action arising out of this Escrow Agreement shall be entitled, in addition to any other rights and remedies it may have, to reimbursement for its expenses, including reasonable attorneys' fees.

10.
Termination. This Escrow Agreement and the escrow established pursuant to this Escrow Agreement shall terminate upon (a) notice of such termination by Cisco, or (b) three (3) years after the termination of the License Agreement, and, upon such termination, the Escrow Materials shall be returned to Licensor. Cisco shall notify Escrow Agent upon termination of this Escrow Agreement or the License Agreement.

11.	Notices.

11.1. No Liability. It is agreed that Escrow Agent will incur no liability for acting upon any instruction, notice, direction or other document believed by it in good faith to be genuine and to have been made, signed, sent or presented by the person or persons authorized to perform such act under the terms of this Escrow Agreement.

11.2. Delivery. All notices, instructions, deliveries and other communications required or permitted to be given hereunder or necessary or convenient in connection herewith shall be in writing and shall be deemed to have been given when personally delivered or sent by a reputable overnight mail service (e.g., Federal Express), or by first class mail (certified or registered), or by facsimile confirmed by first class mail (registered or certified), to the other party addressed as set forth below. Notices will be deemed effective (i) three (3) working days after deposit, postage prepaid, if mailed, (ii) the next day if sent by overnight mail, or (iii) the same day if sent by facsimile and confirmed as set forth above.

To Escrow Agent:

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NCC Group, Inc.
123 Mission Street, Suite 1020
San Francisco, California 94105

Attn:

To Licensor:

Covisint Corporation
One Campus Martius
Detroit, Michigan 48226

Attn:

To Cisco:

Cisco Systems, Inc.
170 West Tasman Drive
MS
San Jose, CA 95134
Attn:

With a copy to:

Cisco Systems, Inc.
170 West Tasman Drive
San Jose, CA 95134
Attn: SVP, Legal Services and General Counsel
Fax: ***

12.	Liability of Escrow Agent. The duties and obligations of Escrow Agent shall be determined solely by the express provisions of this Escrow Agreement and Escrow Agent shall not be liable except for the

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performance of such duties and obligations as are specifically set forth in this Escrow Agreement. Escrow Agent shall not be responsible in any manner whatsoever for any failure or inability of Licensor or Cisco or to comply with any of the provisions of this Escrow Agreement.

13.	Governing Law. This Escrow Agreement will be governed by the laws of the State of California without reference to conflict of laws principles.

14.
Entire Agreement. This Escrow Agreement, including all exhibits which are incorporated herein by reference, constitutes the entire agreement between the parties with respect to the subject matter hereof (except for the License Agreement), and supersedes and replaces all prior and contemporaneous understandings or agreements, written or oral, regarding such subject matter.

15.
Waiver and Modification. Failure by a party to enforce any provision of this Escrow Agreement will not be deemed a waiver of future enforcement of that or any other provision. Any waiver, amendment or other modification of any provision of this Escrow Agreement will be effective only if in writing and signed by the parties.

16.	Resignation/Replacement.

16.1. Resignation. Upon sixty (60) days’ prior written notice given to Licensor and Cisco, Escrow Agent may resign. Within fifteen (15) days after the giving of such notice, Licensor and Cisco shall mutually designate a successor escrow agent. Such successor escrow agent shall be bound by the terms and provisions of this Escrow Agreement. In the event that no such agreement is reached within such fifteen (15) day period, Escrow Agent shall continue to hold the Escrow Materials then held by it until a successor can be found. Escrow Agent shall cooperate with its successor in order to effectuate the transfer of its duties to the successor escrow agent.

16.2. Replacement. Upon ninety (90) days’ written notice to Escrow Agent, Licensor and Cisco may mutually agree to replace Escrow Agent with a successor and such successor shall be bound by all the terms and conditions of this Escrow Agreement.

17.
Fees and Expenses. Cisco shall pay Escrow Agent for its services rendered hereunder during the term of this Escrow Agreement, the terms of which shall be confidential between Escrow Agent and Cisco. Escrow Agent shall have no obligation under this Escrow Agreement until the initial invoice has been paid in full. Escrow Agent shall be entitled to receive full payment of any undisputed past due costs, fees and expenses, prior to any release of the Escrow Materials. If any costs, fees, or expenses are disputed, the parties shall work in good faith to promptly resolve any such disputes.

18.
Indemnification. Licensor and Cisco jointly and severally agree to (i) defend and indemnify Escrow Agent from and against (a) any and all third party liabilities, claims, suits and other proceedings; and (b) all judgments and other awards against Escrow Agent that directly arise in connection with Escrow Agent performing services under this Escrow Agreement, and (ii) pay all reasonable and necessary attorneys’ fees and expenses directly arising out of Escrow Agent performing services under this Escrow Agreement. Provided, however, that neither Licensor nor Cisco shall be liable for that portion of any such indemnification obligations or damages resulting from Escrow Agent's gross negligence or willful misconduct or violation by Escrow Agent of any terms or provisions of this Escrow Agreement.

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19.
Limitation of Liability. Except for intentional misrepresentation, negligence or intentional misconduct, Escrow Agent shall not be liable to Cisco or Licensor for any act, or failure to act, by Escrow Agent in connection with this Escrow Agreement. NO PARTY WILL BE LIABLE TO ANY OTHER PARTY FOR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES HEREUNDER.

20.	Counterparts. This Escrow Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the parties by their duly authorized representatives have executed this Escrow Agreement as of the Effective Date.

CISCO SYSTEMS, INC.	COVISINT CORPORATION

By:/s/ John M. Morrell	By:/s/ David McGuffie

Name:John M. Morrell	Name:David McGuffie

Title:Sr. Director	Title:Presidend & CEO

Date:12/31.2013	Date:November 26, 2013

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NCC GROUP, INC.
“Escrow Agent”

By:

Name:

Title:

Date:

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ATTACHMENT A
(Page One of Three)
[Escrow Material Information - Licensor to complete]

Escrow Material Acknowledgement Form
Escrow Account # _________ [Assigned by Escrow Agent]

Address:            ( ) Initial
Prepared by:            ( ) Revision/Update
Phone #:            ( ) Replacement

Software Name: __________________________________
Licensor Name:
Version #:    _____________________

Qty.	Media	Description	Doc./Part No.

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ESCROW MATERIAL INFORMATION
[Page Two of Three - Licensor to complete]

Escrow Material: [customize per escrow as appropriate]

Name and Version:

Documented source code and any updates/upgrades thereto

Functional specifications for the Covisint Software

Is the media or are any of the files encrypted? Yes No If yes, please include any passwords and the decryption tools.
Encryption tool name____________________________________ Version

Training Materials:

List training items for the escrow materials:

Operating Systems:

:

Environment required:

Dependent Third-Party Escrow Materials:

- Any and all dependent third-party software/hardware: (include a vendor list with vendor name, product, version, url or address and phone number)

Other:

- Other escrow materials that would be required for Cisco to maintain the Escrow Materials: location and names of files containing additional software information (such as scripts, instructions; etc.):

Note: Escrow Agent will include this completed Attachment (page one and two) with the Escrow Material Deposit.

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ESCROW MATERIAL ACKNOWLEDGMENT

[Page Three of Three- Escrow Agent to complete]

The undersigned acknowledges that the Escrow Materials listed above were received and placed in escrow by Escrow Agent on the date listed below.

Signature:     ___________________________________________
Name (printed):     ___________________________________________
Title:        ___________________________________________
Date:        ___________________________________________
Voice:
Fax:

Deposit Discrepancies: None, or
List any discrepancies:

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EXHIBIT G
OPEN SOURCE GUIDELINES FOR CISCO SUPPLIERS

***

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EXHIBIT H

HOSTING SERVICES

This Hosting Services Exhibit sets forth certain terms related to Hosting Services to be provided by Licensor to Cisco, and is attached to, and made a part of, the Software License and Hosting Services Agreement between Cisco and Licensor. Except as otherwise defined herein, capitalized terms shall have the meanings set forth in the Agreement.

The following attachments are incorporated into this Exhibit:
Attachment 1:    Hosting Services, Software and Specifications
Attachment 2:    Fees
Attachment 3:    Support and Maintenance and Service Level Credits

HOSTING SERVICES TERMS

The parties agree as follows:

1.	DEFINITIONS
1.1. “Cisco Content and Data” means (a) any and all of Cisco’s proprietary and confidential data used with the Services or Licensor Content or otherwise accessed by Licensor, (b) all data or other information received from End Users through Licensor’s provision of the Services, (c) any derivatives, improvements or modifications thereof, (d) all materials in any tangible medium of expression, including the information in such materials, that Cisco provides to Licensor, and (e) methods, processes, and techniques that Cisco provides to Licensor.
1.2. “Cisco Customer” means a customer of Cisco and/or Cisco’s Resellers.
1.3. “Hosting Software” shall mean the software owned by or licensed to Licensor that enables the Hosting Service or related Services as applicable.
1.4. “Improvements” means all corrections, updates, upgrades enhancements, releases, fixes, new versions or other improvements of, or modifications to, the Hosting Software which Licensor makes available to its customers.
1.5. “Licensor Personnel” means any current or former employees, consultants, agents, independent contractors, or Subcontractors of Licensor that assist Licensor in providing Hosting Services.
1.6. “Hosting Services” has the meaning set forth in Section 1 of the Agreement.
1.7. “Milestone” means a specific goal, objective, or event set forth in a SOW, which represents a payment or performance obligation.
1.8. “Purchase Order” means the purchase order issued by Cisco setting out, without limitation, the Services to be provided by Licensor.
1.9. “SaaS” means a software as a service offering.
1.10. “Services” means any services that Licensor is to provide under the Agreement, including any Hosting Service, maintenance, training and/or development services.

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1.11. “Statement of Work” or “SOW” means the document specifying, without limitation, the scope, objective, and time frame of the Hosting Services that Licensor will perform for Cisco.
1.12. “Subcontractor” means a third party providing services to Licensor under an agreement (a “Subcontract”) with Licensor.

2.	DUTIES OF LICENSOR
2.1. Licensor Commitments. During the term described in the Agreement, Licensor shall:

(a)	Complete the Hosting Services described in each SOW using all commercially diligent and good faith efforts by or before the associated Milestone;

(b)	Commit and use sufficient resources and qualified personnel necessary and appropriate for the timely and satisfactory completion of the Hosting Services;

(c)	Ensure that any employee, contractor, or subcontractor of Licensor has the legal right to work in the country where the Services are being performed;

(d)	Complete and comply with Cisco’s cloud service security compliance review at Cisco’s request, known as of the Effective Date as CASPR;

(e)
Ensure that any Licensor Personnel who has or may have access to any information relating to personal data (as defined in Section 8 below) shall have received adequate training regarding the access, use and protection of personal data prior to such access;

(f)
Ensure that Licensor and its employees required to operate or develop Hosting Services on site at Cisco facilities (if at all) comply with Cisco’s requirements regarding on site confidentiality and network security applicable to third parties;

(g)	Conduct periodic status meetings, as reasonably requested by Cisco, and provide written status reports to Cisco concerning Licensor’s progress against Milestones; and

(h)
Notify Cisco of any factor, occurrence, non-occurrence or event that is likely to cause a material delay in delivery of any Hosting Services or that is likely to adversely affect Licensor’s ability to meet any obligation under the Agreement.

3.	SERVICES
3.1. Set-up Services. Licensor will perform the initial development, configuration, integration and installation services as necessary to provide the Hosting Services described in Attachment 1.
3.2. Licensor Services. Licensor shall provide the Hosting Services described in Attachment 1 to Cisco. Licensor, at its own expense, shall provide all data transmission capacity (bandwidth), disk storage, server capacity and other hardware and software required to provide the Hosting Service to Cisco. Cisco, at its own expense, shall provide the Cisco Content and Data. Licensor acknowledges that: (i) Cisco may purchase Hosting Services from Licensor hereunder for the benefit of Cisco Customers; and (ii) Cisco Resellers may purchase Hosting Services from Cisco for Cisco Customers. For the avoidance of doubt, all information regarding Cisco Customers accessed by, obtained by, or disclosed to, Licensor in connection with the Services shall constitute Cisco “Confidential Information”, regardless of any markings or identification as confidential or the like, and shall be subject to the rights and obligations specified in Section 13 of the Agreement.
3.3. Maintenance Services. During the entire term of the Agreement, Licensor will perform the technical support and maintenance services specified in Attachment 3 at no additional cost.
3.4. Other Services. Any additional services, whether development, support services, training or maintenance requested by Cisco, and for which there is an additional charge, must be agreed between the parties according to the process specified in Section 4.

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4.	ENGAGEMENT AND ACCEPTANCE OF HOSTING SERVICES
4.1. Delivery of Service. Licensor shall implement Hosting Service for Cisco as mutually agreed by the parties, as required by Attachment 1. Cisco will then implement a pilot test of the Hosting Service. The Hosting Service must conform substantially to Cisco’s functional specifications and the terms of Attachment 1 during the operation of the pilot test. Cisco, at its sole discretion, will make a go/no-go decision on completion of the pilot test. Licensor will be notified of Cisco’s plan to proceed with or terminate implementation upon completion of the pilot test. Should Cisco decide not to go forward with implementation, Cisco shall have no further financial obligation to Licensor.
4.2. Statements of Work. Cisco may issue one or more mutually acceptable Statements of Work to Licensor. Licensor will perform the Services and provide the Hosting Services set forth in each SOW by mutually agreed upon specified delivery dates and in strict accordance with the requirements and specification set forth in the SOW.
4.3. Signature Requirement. A SOW is valid only if (i) it is signed by Cisco and Licensor, and (ii) Cisco has issued a Purchase Order number to Licensor covering the Hosting Services in the SOW. Cisco will have no duty to pay Licensor for any Hosting Services performed prior to Cisco’s tender of a signed SOW, including a Purchase Order number, to Licensor.
4.4. Acceptance. Unless otherwise specified in a SOW, Cisco will have thirty (30) days to verify conformance to the SOW requirements in accordance with the SOW. Cisco may reject any nonconforming Hosting Services by providing notice of the nonconformity for significant defects.

5.	LICENSE GRANT - HOSTING SERVICES
5.1. Licensor hereby grants to Cisco a non‑exclusive, irrevocable (except in the event of a material breach of Section 3.6 which remains uncured ninety (90) days after written notice is received by Cisco), transferable, fee based, worldwide license, with right to sublicense and authorize the granting of sublicenses, to: (i) internally use and make the Hosting Service available to Cisco Customers for training and demonstration purposes only; and (ii) resell the Hosting Service (together with the Hosting Software and any Improvements provided no later than when Licensor provides these to other customers) directly or indirectly to End Users including through Resellers for the term of the Agreement.
5.2. Subject to the terms and conditions herein, Cisco grants Licensor a limited, non-sublicensable, non-exclusive, non-transferable license to use the Cisco Content and Data solely as necessary for Licensor to provide the Hosting Service for Cisco’s (and its End User’s) benefit and pursuant to Cisco’s instructions. Such license shall expire upon the expiration of the Agreement.
5.3. When Cisco resells the Hosting Service, Cisco will obtain, or will require its Resellers to obtain, an end user license (or other applicable) agreement with each Cisco Customer. Such agreement shall specify that the Cisco deliverable provided thereunder includes Intellectual Property of Cisco and its suppliers. Cisco shall notify Licensor promptly of any known breach of the license agreement and will use highest commercially reasonable efforts to enforce violations of such license agreement related to the Hosting Service in a similar manner that Cisco enforces violations of its own hosting agreements.
5.4. To the extent such Hosting Software includes Open Source Technology Licensor shall conform with the Open Source Technology requirements in Exhibit G to the Agreement.
5.5. The restrictions on use set forth in Section 3.6 of the Agreement shall apply to this license

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grant of the Hosting Software and Hosting Services set forth herein.

6.	COMPENSATION AND SUBMISSION OF INVOICES
6.1. Compensation. Unless specified in a Statement of Work (SOW), all Licensor’s pricing and charges are net prices and will not include applicable taxes and duties including, without limitation, sales tax, value added tax, and similar taxes. Licensor is responsible for all taxes on its income. Cisco may withhold from payment to Licensor under the Agreement any income taxes required to be withheld by Cisco under the applicable laws of the United States or any other country. Such amount shall be paid to the appropriate taxing authorities and, if requested, Cisco shall provide Licensor with copies of official receipts issued by said taxing authority or such other evidence as is reasonably available to establish that such taxes have been paid.
6.2. No Increases. All charges must be pre-approved and documented in a valid SOW, Purchase Order, or both. Charges are fixed and may not be increased without Cisco's prior written consent.
6.3. Submission of Invoices. Licensor shall submit invoices as described in the SOW, Purchase Order, or both. Each invoice shall cite the Agreement and the SOW and, if applicable, the Purchase Order number, and shall describe the Hosting Services or other Milestone (as defined in the SOW) for which payment is requested. Unless otherwise specified in the SOW or Purchase Order, Licensor shall not submit any invoice until Cisco has accepted the Hosting Services covered by the invoice per Section 4 (Engagement and Acceptance of Hosting Services). Unless specified in a SOW, Cisco shall pay Licensor on net Forty-five (45) day terms. Cisco shall have the right to withhold payment for any sums disputed in good faith, provided however, that Cisco shall pay for undisputed sums in accordance with this Section 7.
6.4. Billing Delays. Except in the case of a delay in issuing invoices owing to a dispute between the parties, Licensor shall not be entitled to issue invoices to Cisco for Hosting Services performed and accepted more than 12 months previously.

7.	INSPECTION AND AUDIT
7.1. Maintenance of Records. Licensor shall maintain accounting records and documentation to justify all charges billed to Cisco. Cisco shall have the right to examine and audit these records for two years after delivery of an invoice. Cisco will exercise this audit right during normal business hours, not more than once every twelve (12) months (unless a significant discrepancy is discovered, in which case Cisco may audit Licensor twice every twelve (12) months) and upon no less than fifteen (15) days prior written notice to Licensor. Such written notice shall specify which records are to be audited.
7.2. Overcharges. If an audit reveals any overcharges, Licensor will promptly credit the overcharge to Cisco’s account or, on demand, pay Cisco directly. Cisco retains the right to seek any other available remedies resulting from errors or overcharges identified by the audit.
7.3. Audit and Inspection. In addition to the financial audit rights described, Cisco shall have the right, not more than once every twelve (12) months (unless a significant discrepancy is discovered, in which case Cisco may audit Licensor twice every twelve (12) months) and upon no less than fifteen (15) days prior written notice to Licensor and during normal business hours, to review and audit Licensor’s compliance with the contractual obligations under the Agreement and this Exhibit related to data protection and privacy, including review of Licensor’s use of Cisco Content and Data and Cisco Intellectual Property, and compliance

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with General Computer Controls (Statement on Standards for Attestation Engagements (SSAE) No. 16 and ISO 27001) which includes the use and security of any of Cisco information including Cisco Content and Data and Cisco Personal Data (as defined in Section 8 below), and Licensor’s books or records as they relate to Cisco Content and Data and Cisco Personal Data Cisco understand and agree that any audit will be performed at a time and place mutually agreeable to Cisco and Licensor and that the audit will be performed in a manner that reasonable minimizes the interference with Licensor’s normal business activities.

8.	DATA USAGE AND PROTECTION
8.1. For the purposes of the Agreement, the following definitions shall apply:
(a) “Personal Data” shall mean any information relating to an identified or identifiable natural person (“Data Subject”); an identifiable person is one who can be identified, directly or indirectly, in particular by reference to an identification number or to one or more factors specific to his physical, physiological, mental, economic, cultural or social identity.
(b) “Processing of Personal Data” or “Processing” shall mean any operation or set of operations which is performed upon Personal Data, whether or not by automatic means, such as collection, recording, organization, storage, adaptation or alteration, retrieval, consultation, use, disclosure by transmission, dissemination or otherwise making available, alignment or combination, blocking, erasure or destruction.
(c) “Controller” shall mean the natural or legal person, public authority, agency or any other body which alone or jointly with others determines the purposes and means of the processing of Personal Data; where the purposes and means of processing are determined by national or community laws or regulations, the Controller or the specific criteria for his nomination may be designated by national or community law.
8.2. Licensor and Licensor Personnel shall during the term of the Agreement comply with all applicable laws, regulations, regulatory requirements and codes of practice in connection with the Processing of Personal Data under the Agreement or which may otherwise apply, including without limitation privacy laws applicable in the country or countries where Personal Data is collected or held or otherwise processed and any data privacy laws enacted thereunder (together, the “Data Protection Laws”) relevant to the Hosting Services, and shall not do, cause or permit to be done, anything which may cause or otherwise result in a breach by Cisco of the same.
8.3. Licensor understands and acknowledges that to the extent that performance of its obligations hereunder involves or necessitates the Processing of Personal Data on behalf of Cisco (“Cisco Personal Data”) it shall act only on instructions and directions from Cisco (either as set out in the Agreement, the relevant Statement of Work or otherwise (whether orally or in writing)). Licensor shall comply promptly with all such instructions and directions.
8.4. Licensor shall promptly notify Cisco about (i) any legally binding request for disclosure of the Cisco Personal Data by a law enforcement authority unless otherwise prohibited to do so; (ii) any accidental or unauthorized access to the Cisco Personal Data; and (iii) any request received directly from the Data Subjects and will not respond to such requests until authorized or requested by Cisco to do so.
8.5. Licensor shall implement all commercially reasonable technical and organizational security procedures and measures necessary or appropriate to preserve the security and confidentiality

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of the Cisco Personal Data. Licensor will protect the Cisco Personal Data against unauthorized or unlawful Processing, accidental loss, destruction or damage as may be required of a data Controller as may be required or directed by Cisco from time to time including, without limitation, by (i) ensuring that only duly authorized and appropriately trained officers, employees, agents and contractors are permitted access to such data; and (ii) by assuming full responsibility for monitoring and restricting the use of secure passwords, user identification numbers and other security procedures and measures subject to Licensor’s control.
8.6. Licensor shall permit Cisco and/or its duly authorized representatives, upon no less than fifteen (15) days prior written notice, no more than twice annually, to inspect and audit Licensor’s business premises and computer systems to the extent relevant to its Data Processing activities hereunder. Licensor shall comply with all applicable and reasonable instructions and directions from Cisco during or as a result of such inspection and/or audit to enable Cisco to verify and/or procure that Licensor is in full compliance with its Data Processing obligations under the Agreement.
8.7. Upon written request by Cisco, Licensor shall (i) immediately cease processing Cisco Personal Data, (ii) return the Cisco Personal Data and all copies, notes or extracts thereof to Cisco within seven (7) business days of receipt of request and (iii) on request of Cisco, confirm in writing that Licensor has complied with the obligations set forth in this Clause. Within ten (10) days of termination of the Agreement, Licensor shall either return or destroy all copies of Cisco Personal Data on Cisco’s request.
8.8. Licensor shall provide Cisco with such cooperation and assistance with regard to the Data Processing as Cisco may reasonably request and at no additional charge, including, without limitation, cooperation with Data Subject access requests (e.g. by providing a copy of particular Cisco Personal Data to Cisco in tangible form) and requests for information from data protection and/or other regulators with similar responsibilities.
8.9. To the extent that Licensor is permitted to utilize Subcontractors under the Agreement or a Statement of Work to perform the Services, it may do so provided that any instructions given to such a Subcontractor are strictly in accordance with those given by Cisco and each Subcontractor enters into a written contract with the Licensor containing terms relating to data protection no less onerous than those of this clause.
8.10. The Licensor shall not transfer Cisco Personal Data across any country border unless it is (i) strictly unavoidable for the proper performance of the Services, and (ii) notified to Cisco in writing prior to any such transfer (unless expressly specified in the relevant Statement of Work). Upon Cisco’s request, the Licensor shall enter into such other arrangements with Cisco as Cisco considers appropriate in order to ensure that the Licensor’s transfers are lawful.
8.11. Licensor shall be liable for and shall indemnify Cisco against any and all claims, actions, liabilities, losses, damages and expenses (including legal expenses) brought by a third party and incurred by Cisco to the extent attributable to Licensor’s data processing activities under the Agreement including negligence, fraud, willful misconduct, breach of statutory duty or non-compliance with any part of the Data Protection Laws by Licensor or its employees, agents or contractors.
8.12. Licensor acknowledges it has read Cisco’s Privacy Policy statement and shall treat all personal data in a manner consistent with such Policy.

9.	REPRESENTATIONS AND WARRANTIES
9.1. Licensor Warranties. Licensor represents and warrants that:

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9.1.1. All Hosting Services provided by Licensor hereunder, and the Hosting Software is either owned or properly licensed by Licensor or is in the public domain and the use, license, copying or distribution thereof by Cisco does not and will not infringe any Intellectual Property Rights or other proprietary rights of any third party;
9.1.2. Licensor will not disclose to Cisco, bring onto Cisco's premises, or induce Cisco to use any confidential or proprietary information that belongs to anyone other than Cisco or Licensor;
9.1.3. Hosting Software supplied or used by Licensor contains no Harmful Code;
9.1.4. Hosting Software supplied or used by Licensor either contains no Open Source Technology or complies with all applicable Open Source Licenses.
9.1.5. Hosting Software shall not cause Contamination to Cisco or other third party products and Licensor shall comply with Cisco’s Open Source Technology Guidelines for Licensors attached as Exhibit G to the Agreement.
9.1.6. The Hosting Services conforms to mutually agreed specifications set forth in a SOW.

9.2. EXCEPT AS SET FORTH IN SECTION 11 OF THE AGREEMENT, NO OTHER WARRANTIES ARE MADE, EITHER EXPRESSED OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

10.	INSURANCE
10.1. General Insurance Provisions. Licensor shall, at its own expense, at all times during the term of the Agreement and as otherwise explained below provide and maintain in effect those insurance policies and minimum limits of coverage as designated below, and any other insurance required by law in any state where Licensor provides services under the Agreement, with insurance companies with an A.M. Best’s Insurance Rating of A:VIII or better or as otherwise acceptable to Cisco, and will comply with all those requirements as stated herein. In no way do these minimum insurance requirements limit the liability assumed elsewhere in this Agreement, including but not limited to Licensor’s defense and indemnity obligations.
10.2. Worker’s Compensation and Employer’s Liability Insurance. Workers’ Compensation insurance shall be maintained as required by any applicable law or regulation and in accordance with the laws of the nation, state, territory or province having jurisdiction over Licensor’s employees. Employer’s Liability insurance shall be maintained in amounts not less than $1,000,000.
10.3. Commercial General Liability Insurance. Licensor shall carry Commercial General Liability insurance covering all operations by or on behalf of Licensor arising out of or connected with the Agreement providing insurance for bodily injury, property damage, personal injury and advertising injury, as those terms are defined by Commercial General Liability insurance policies, with limits of not less than $1,000,000 per occurrence or per claim and $2,000,000 in the annual aggregate.
Such insurance must provide for contractual liability coverage (for bodily injury, property damage, personal injury and advertising injury), cross liability coverage, and products/completed operations coverage. The “Your Work” exclusion in such insurance must except damage caused by work done by a subcontractor on the insured.
Cisco and its subsidiaries and their respective officers, directors, and employees shall be included as Additional Insureds under the Commercial General Liability coverage required

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under the Agreement, but only to the extent of liabilities falling within Licensor’s indemnity obligations pursuant to the Agreement. If Licensor maintains such insurance on a claims-made basis, Licensor shall continue to maintain such Commercial General Liability insurance for a minimum of three years following completion and acceptance of the services by Cisco.
10.4. Automobile Liability Insurance. Licensor shall carry Automobile Liability insurance, including coverage for bodily injury and property damage, for all vehicles used in the performance of Licensor’s Services under the Agreement, including but not limited to all owned, hired (or rented) and non-owned vehicles. The limits of liability shall not be less than $1,000,000 combined single limit for each accident.
10.5. Professional Liability (Errors And Omissions) Insurance. Licensor shall carry insurance for professional liability with limits of not less than $5,000,000 per occurrence or per claim and $5,000,000 in the annual aggregate. Such insurance shall provide contractual liability coverage. If Licensor carries the Professional Liability insurance required under the Agreement on a claims-made basis, the Licensor shall continue to maintain such insurance for three years following completion and acceptance of the services by Cisco.
10.6. Umbrella Liability And/Or Excess Liability Insurance. Licensor shall carry follow form Umbrella and/or Excess Liability insurance with limits of not less than $5,000,000 per occurrence or per claim and $5,000,000 general annual aggregate in excess of the limits provided by the Licensor’s Employer’s Liability, Commercial General Liability and Automobile Liability insurance. The coverage terms of the Umbrella/Excess insurance must be at least as broad as the underlying Employer’s Liability, Commercial General Liability and Automobile Liability insurance. The Umbrella Liability and/or Excess Liability insurance shall provide contractual liability coverage.
If Licensor maintains the insurance on a claims-made basis, Licensor shall continue to maintain the Umbrella Liability and/or Excess Liability insurance for a minimum of three years following completion and acceptance of the services by Cisco.
10.7. E-Commerce or Internet Security Insurance. Licensor shall carry one or more types of insurance covering the following risks: (a) liability arising from theft, dissemination and/or use of Confidential Information stored or transmitted in electronic form, and (b) liability arising from the introduction of a computer virus into, or otherwise causing damage to, a customer’s or third person’s computer, computer system, network or similar computer-related property and the data, software and programs stored thereon. Such insurance will be maintained with limits of not less than $5,000,000 million per occurrence or per claim and in the annual aggregate. If the insurance is written on an occurrence basis, then Licensor shall continue to maintain such insurance for one year following the termination of the Agreement. If the insurance is written on a claims-made basis, then Licensor shall continue to maintain such insurance for three years following the termination of the Agreement. The coverage required under this Paragraph 10.7 may be provided on a stand-alone basis or in combination with or as part of the required Errors and Omissions insurance.
10.8. Certificates of Insurance. At the time the Agreement is executed, or within a reasonable time thereafter, and within a reasonable time after coverage is renewed or replaced, Licensor shall provide Cisco with certificates of insurance demonstrating the maintenance of the required coverage. Such certificates shall reflect that the insurers issuing coverage shall endeavor to provide Cisco with at least 30 (thirty) days prior written notice in the event of cancellation or non-renewal of coverage. Any acceptance of insurance certificates by Cisco that do not comply with the requirements above, or Cisco’s failure to obtain certificates, shall

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not constitute a waiver of the requirements contained herein and shall not limit or relieve Licensor of the duties and responsibilities with respect to maintaining insurance assumed by it under the Agreement.
10.9. Primary and Non-Contributory; Waiver of Subrogation. The policy(ies) shall provide that Licensor’s insurance shall be primary to and noncontributory with any and all other insurance maintained by or otherwise afforded to Cisco Systems, Inc., its subsidiaries and affiliates, and their respective officers, directors, shareholders, employees and agents, but only to the extent of liabilities falling within the indemnity obligations of Licensor pursuant to the terms of the Agreement. Except where prohibited by law and except with respect to the required Errors and Omissions insurance, Licensor and its respective insurers waive all rights of recovery or subrogation against Cisco Systems, Inc., its subsidiaries and affiliates, and their respective officers, directors, employees, and insurers, but only to the extent of liabilities falling within the indemnity obligations of Licensor pursuant to the terms of the Agreement.
10.10. Cisco-Owned Property. Licensor shall obtain insurance or shall reimburse Cisco for loss or damage to any Cisco-owned property in the care, custody, or control of Licensor, for all losses including, but not limited to theft, loss, misappropriation or destruction caused by Licensor, its employees, agents, or other representatives, whether intentional or through negligence.
10.11. Subcontractors. In the event Licensor utilizes the services of Subcontractors to perform the Services contemplated hereunder, Licensor shall require from or provide for all Subcontractors (regardless of tier) the same minimum insurance requirements detailed above. Cisco reserves the right to request copies of Subcontractor’s certificates and/or certified copies of insurance policies from Licensor when deemed necessary.

11.	NO PARTNERSHIP OR EMPLOYEE RELATIONSHIP
11.1 Independent Contractors. Nothing in the Agreement is intended, or shall be construed, to create a partnership, joint venture, or employer-employee relationship between the parties. Except as otherwise expressly stated in an SOW, Licensor has no authority to act on behalf of or to enter into any contract, incur any liability, or make any representation on behalf of Cisco. Without limiting the foregoing, Licensor will not make any representations or warranties to Cisco Customers regarding the Services, Cisco or any Cisco Customer products or services.
11.2. Performance of Hosting Services. Except as otherwise expressly stated in an SOW, Licensor will secure all licenses and permits, and supply all tools and equipment, necessary to perform the Services.
11.3. No Employee Relationship. Licensor will not be entitled to any of the benefits that Cisco may make available to its employees including, but not limited to, group health or life insurance, stock options, profit sharing, or retirement benefits. Licensor is solely responsible for all taxes and withholdings, severance and redundancy pay, benefits (including, without limitation, vacation, sick leave, holidays, pension or profit sharing contributions, stock options, etc.), and other similar obligations, whether statutory or otherwise, with respect to the performance of all the Hosting Services.
11.4. Removal of Licensor Employees. At Cisco’s direction and for good cause, Licensor will remove any Licensor Personnel or Subcontractor from performance of Services.

12.	MISCELLANEOUS
12.1 Licensor represents and warrants that Hosting Services and it will both comply with all

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applicable local and national laws and regulations pertaining to its performance of its obligations under the Agreement. In particular and without limitation, Licensor shall not act in any fashion or take any action that will render Cisco liable for a violation of the U.S. Foreign Corrupt Practices Act (“FCPA”), which prohibits the offering, giving or promising to offer or give, directly or indirectly, money or anything of value to any official of a government, political party or instrumentality to assist it or Cisco in obtaining or retaining business or in carrying out the Services. Licensor’s failure to comply with the FCPA shall constitute a material breach of the Agreement.
12.2. Subcontracting. Licensor may not subcontract any of its rights or obligations under the Agreement without Cisco’s prior written consent. If Cisco consents to the use of a Subcontractor, Licensor will comply with the following conditions:
12.2.1. Licensor shall remain liable for the performance of all subcontracted obligations.
12.2.2. Licensor makes all payments to its Subcontractors. If Licensor fails to pay subcontractor for work performed, Cisco shall have the right, but not the obligation, to pay the Subcontractor and offset any amounts due to Licensor with amounts paid to Subcontractor.
12.3. If there is a conflict between or among the Agreement, this Exhibit, or any SOW, the conflict will be resolved solely to the extent of that inconsistency as follows: (i) a conflict between the terms of the Agreement, this Exhibit and those set forth in a SOW will be resolved in favor of the SOW; and (ii) a conflict between the terms of the Agreement and this Exhibit (with regard solely to the subject matter of this Exhibit) will be resolved in favor of the Exhibit.

13.	OWNERSHIP
13.1. Licensor retain ownership of all right, title and interest in the Hosting Software and Hosting Services and Cisco shall have no intellectual property rights in such Licensor Content, Hosting Software and Hosting Services except for the Cisco Content and Data and as expressly stated herein.
13.2. Cisco shall retain ownership of, and Licensor hereby irrevocably transfers, conveys, and assigns, and agrees to transfer, convey, and assign, to Cisco all of its right, title, and interest in:
13.3. all material that is provided to Licensor by or on behalf of Cisco including all Cisco Content and Data and any derivatives, modifications or improvements thereto as set forth in a SOW; and
13.4. Cisco-funded derivatives, improvements, modifications or extensions of Licensor Content including but not limited to pursuant to a Statement of Work.
13.5. The Intellectual Property Rights described in this Section include all current and future worldwide patents and other patent rights, utility models, copyrights, trade secrets, trademarks, inventions, mask work rights, programs, program listings, procedures, programming tools, documentation, reports and drawings, and the related documentation or tangible expression thereof. Either Party, as applicable, shall have the exclusive right to apply for or register any patents, mask work rights, copyrights, and such other proprietary rights protections with respect to its own intellectual property rights described in this Section. Either Party, as applicable, shall execute such documents, render such assistance, and take such other actions as may be reasonably requested by the other Party (at the requesting Party’s expense) when necessary to apply for, register, perfect, confirm and protect any rights in its intellectual property described in this Section.

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13.6. Neither Party shall be restricted from using general underlying methodologies, techniques or know-how learned or used in the course of performing the Agreement, in accordance with the NDA.
13.7. Moral Rights. Any assignment of copyrights hereunder includes all rights of paternity, integrity, disclosure and withdrawal and any other rights that may be known as or referred to as "moral rights" ("Moral Rights"). To the extent such Moral Rights cannot be assigned under applicable law and to the extent allowed by law, Licensor hereby waives such Moral Rights in favor of Cisco and consents to any action of Cisco that would violate such Moral Rights in the absence of such consent. To the extent such Moral Rights cannot be assigned or waived under applicable law, Licensor unconditionally and irrevocably grants to Cisco an exclusive, irrevocable, perpetual, worldwide, fully-paid and royalty-free license, with rights to sublicense through multiple levels of sublicensees, to reproduce, create derivative works of, distribute, publicly and digitally perform, and publicly and digitally display by all means now known or later developed, such Moral Rights.

ATTACHMENT 1

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DESCRIPTION OF HOSTING SERVICES

1.0SETUP SERVICES
***

2.0 THE LICENSOR SERVICE
The Hosting Service includes:
all required hardware
high-speed Internet connection
Documentation
all required software and all required third-party software
system administration and operations
system and data backups and backup storage
application support

3.0 MAINTENANCE AND SUPPORT
Licensor will perform the following technical support and maintenance services at no additional cost:

Operation and maintenance of Hosting Services;
Service Level management;
Scheduled and unscheduled maintenance;
Release management;
Change management;
Change Request management;
Security management;
Service monitoring;
Backup and disaster recovery;
Covisint service desk support;
Incident management.

ATTACHMENT 2

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FEES

1.0 GENERAL
Licensor shall issue invoices to Cisco for all fees due under this Exhibit. All Fees shall be subject to acceptance by Cisco. The Licensor Fee, Setup Service Fee and Monthly Support Fees shall be invoiced as due according to the schedule set forth in Attachment 1.

2.0 SETUP SERVICE FEE
Setup Service Fee: *** Optional Items: ***

3.0 LICENSOR FEE
Licensor Fee: *** Optional Items: ***

ATTACHMENT 3

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SUPPORT AND MAINTENANCE AND SERVICE LEVEL CRITERIA

1.0	General:
Licensor warrants to Cisco that it will provide the Services according to this Service Level Agreement (“SLA”) for the applicable Hosting Services. Upon Cisco’s request, the parties may negotiate more comprehensive service levels, and such modified service levels shall be binding on the parties if agreed upon in writing by the parties. An Outage Event Credit will be granted for any period of time during which the Hosting Services are not available to Cisco. In the event of a service failure affecting one or more attached servers or the availability of the Hosting Services, an Outage Event Credit will be granted.

2.0	Service Level Guarantees

SaaS SYSTEM AVAILABILITY: ***
System Availability is defined as by the measurement criteria are listed below, which data shall be provided by Licensor in a discrete monthly report, meaning that the data will be recorded from scratch each month:

•	System Availability = Total Hours in Period, Hours Available excluding scheduled maintenance, Hrs Available/Total Hrs (All data reported)

Measurement for System Availability is conducted using Licensor’s internal system monitoring with synthetic End Users along with an independent third party tool that monitors from a User perspective. This system monitors all Licensor applications from multiple monitoring stations. This service provides a neutral and unbiased source of data.

SYSTEM PERFORMANCE

•	Average login time is *** or less

•	Average pages load within ***

•
The parties will agree on a set of reference pages (up to five (5) per Hosting Service) that will be used to monitor the average page load times. Such reference pages will be independent of actual content that is outside of Licensor’s control.

•
If requested by a Cisco Customer, upon Cisco’s request, the parties may negotiate more comprehensive System Performance requirements, and such modified requirements shall be binding on the parties if agreed upon in writing by the parties.

APPLICATION PERFORMANCE

GUARANTEED NUMBER OF CONCURRENT USERS	To be mutually agreed upon by the parties on a solution-per-solution basis

3.0     Response Time
Response times shall be as set forth in Section C of Exhibit E.

4.0    Monitoring
Licensor shall monitor on a 24x7x365 basis, Cisco’s Applications, and hardware for correct operation, capacity and performance.

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5.0    Chronic Outages and Chronic Performance Issues
If Cisco experiences Chronic Outages, Licensor shall promptly take corrective action to remedy such breach or Cisco shall have the right to terminate the Agreement in accordance with the Agreement and receive an immediate and full refund of the Fees paid by Cisco during the period of the Chronic Outage. In establishing appropriate corrective action, Licensor shall promptly isolate, identify and develop a workaround and corrective action for any material performance or functional deviations from the Hosting Service or Licensor Content specifications. Licensor will prepare an action plan that specifies the activities required to correct any deviation and the order and schedule of corrective actions required, and that identifies the Party responsible for performing each such corrective action. Licensor will execute all activities assigned to it in the plan and will monitor, and provide Cisco regular reports of, the progress made in executing the plan and correcting the deviation until each such deviation is corrected to Cisco’s satisfaction. A “Chronic Outage” is defined as any outage for a period longer than 24 hours and any period where the Maximum Total Credit is reached for any three (3) consecutive billing periods during the term of the Agreement.

Any Severity 1 or 2 issue that affects at least three (3) Cisco customers and cannot be resolved in a 1 month period will be considered a “Chronic Performance Issue”. In the event of a Chronic Performance Issue, Cisco shall have the right to provide technical assistance to support Licensor with the triage and resolution of the underlying issue or defect.

6.0    Credits

An Outage Event is an event where stated availability service level commitment is not met for the Hosting Service for a Cisco Customer. ***

6.1 Exclusions.

a)    The service levels are applicable to Hosting Services End Users using Licensor production systems only.
b)    These service levels do not apply to all non-production environments including staging, pilot, training, and testing environments. Although periodic use of the staging environment is requested for Cisco Customer testing or training, Licensor cannot ensure that this staging environment will be available.
c)    The availability service level applies only to downtime due in whole or in part to Licensor’s inability to provide the Hosting Services to End Users which are not attributable to events of Force Majeure, provided Licensor has and continues to use its highest commercially reasonable efforts to prevent or otherwise mitigate the effects of such Force Majeure events.
c)    Cisco shall not have any remedies under any service level to the extent any service level claim is due to: (i) Cisco equipment and/or third party software, hardware or network infrastructure outside of Licensor’s and/or its subcontractor’s data center(s) and not under the control of Licensor or its subcontractors; (ii) failure of Cisco to meet the configuration requirements for Cisco equipment set forth in the system specifications/functional design documentation; (iii) failure of the external internet beyond Licensor‘s network; or (iv) any actions or inactions of Cisco, Cisco Customer or any other third party not under the control of Licensor or its subcontractors such as a “Denial of Service Attack”, provided Licensor has and continues to use its highest commercially reasonable efforts to prevent or otherwise mitigate the effects of such Denial of Service Attack events.

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7.0    Backup & Recovery
If Cisco requires restoration of a dataset, Licensor will make best efforts to initiate a recovery from backup within a guaranteed time. This initiation time period will be based upon the length of time between the recovery date and the date of the dataset being restored. The times are:

•	< *** days: recovery will be initiated within *** hours

•	*** to *** days: recovery will be initiated within *** hours

•	>*** days: recovery will be initiated within *** hours
7.1. Backup and Recovery Services
Licensor will provide backup and recovery services for all data stored in the Hosting Service as set forth in the following Sections 7.1.1 and 7.1.2.  There are two critical elements to this service- the frequency of data backups and the “Media Retention Policy”. Section 7.1.1 shows the data type and backup frequency to be used in case of hardware failure or data corruption.  Section 7.1.2 details the Hosting Service “Data Retention Policy”. All backup tapes of Hosting Service data are moved off-site every other week.  Off-site backups are moved to a secure data store facility managed by a third party selected at Licensor discretion. Monthly data archives are stored for six (6) months. Sections 7.1.1 and 7.1.2 describe Licensor’s backup services and such services are operational processes that are unrelated to Disaster Recovery processes.

7.1.1 Backup and Recovery Schedule

Frequency	Data Type	Backup Type	Window Duration
Mon-Fri	File system	Incremental	***
Mon-Fri	Database	Database archive log	***
Weekly	Database	Full database backup
Weekly	File system	Full backup

7.1.2 Data Retention Policy

Frequency	Backup Type	Media Retention Policy
Daily	Incremental	***
	Database log archive	***
Weekly	Full backup	***
	Full database backup	***
Monthly	System backup	***

8.0    Security Shut-Downs
Credit will not be given for any events resulting from an interruption or shut down of the Hosting Services due to circumstances reasonably believed by Licensor to be a significant threat to the normal operation of the Hosting Services, the Licensor facility, or access to or integrity of Cisco data (e.g., hacker or virus attack). In the event of such an interruption or shutdown, Licensor will return Hosting Services to normal operation as soon as highest commercially reasonably possible.

CISCO CONFIDENTIAL
SOFTWARE LICENSE AND HOSTING SERVICES AGREEMENT
CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “***”.  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT.

9.0
Security. Upon Cisco’s request, the parties may negotiate more comprehensive security requirements, and such modified requirements shall be binding on the parties if agreed upon in writing by the parties.

CISCO CONFIDENTIAL
SOFTWARE LICENSE AND HOSTING SERVICES AGREEMENT
CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “***”.  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT.